                                                                    Exhibit 10.2

                                                                     Exhibit B-1

                              EMPLOYMENT AGREEMENT

            AGREEMENT dated as of the ____ day of _____, 1998 by and between JJ ACQUISITION CORP., a Delaware corporation (the "Company"), and Susan Schneider (the "Employee").

                              W I T N E S S E T H:

            WHEREAS, the Company, a wholly owned subsidiary of Norton McNaughton, Inc., a Delaware corporation ("Norton"), and certain other parties (which parties include the Employee) have entered into an Agreement of Purchase and Sale dated as of April 15, 1998 (the "Purchase Agreement"), providing, inter alia, for the purchase by the Company of substantially all of the assets of Jeri-Jo Knitwear Inc., a New York corporation ("J-J Knitwear") and Jamie Scott, Inc., a New York corporation ("Jamie Scott"; and together with J-J Knitwear and Jamie Scott, the "Jeri-Jo Group"); and

            WHEREAS, the Company desires to secure the employment of the Employee with the Company and the Employee desires to be employed by the Company.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:

            1. Employment, Term.

            1.1 The Company agrees to employ the Employee, and the Employee agrees to serve in the employ of the Company, for the term set forth in Section 1.2, in the positions and with the responsibilities, duties and authority set forth in Section 2 and on the other terms and conditions set forth in this Agreement.

            1.2 The term of the Employee's employment under this Agreement (the "Term") shall commence on the date hereof and shall terminate on the second anniversary of the Closing Date (as defined in the Purchase Agreement) (the "Expiration Date"), unless sooner terminated in accordance with this Agreement.

            2. Positions, Duties. The Employee shall serve in the position of President of the Company. The Employee shall perform, faithfully and diligently, such duties and shall have such other responsibilities, appropriate to said position, as shall be assigned to her from time to time by the Vice Chairman (the "Vice Chairman") (currently, Peter Boneparth); provided, however, that in any event said duties and responsibilities shall be consistent with the terms and provisions of Section 7.12 of the Purchase Agreement. The Employee shall report solely to the Vice Chairman (currently, Peter Boneparth), but if Mr. Boneparth changes titles with the Purchaser, then to Mr. Boneparth in such capacity. The Employee shall devote her complete and undivided attention to the performance of her duties and responsibilities hereunder during the normal working hours of executive employees of the Company. The Employee's services under this Agreement shall be performed principally at the executive offices and warehouses of the Company to be located, during the Term, in New York City and New Jersey, respectively (unless otherwise agreed between the Vice Chairman and the Employee).

            3. Compensation.

            3.1 Salary. During the Term, in consideration of the performance by the Employee of the services set forth in Section 2 and her observance of the other covenants set forth herein, the Company shall pay the Employee, and the Employee shall accept, a base salary at a rate of $400,000 per annum (which may be increased, but not decreased), payable in accordance with the standard payroll practices of the Company.

            3.2 Bonus. During the Term, in addition to the salary provided for in Section 3.1 and the Bonus Plan described in Section 3.4, the Employee shall be eligible to participate, subject to the terms thereof, in any bonus plan for executives of Norton or the Company in effect during the Term.

            3.3 Stock Options.

                  (a) Grant. On the date hereof, Norton shall grant to the Employee, an option to purchase an aggregate number of shares of common stock, par value $.01 per share (the "Common Stock"), of Norton, at an exercise price per share equal to the Closing Market Value (as defined in the Purchase Agreement) (the "Option"), which number shall equal the sum of (i) 180,000 (the "Base Option Number") and (ii) a number (the "Additional Option Number") equal to the Base Option Number multiplied by a fraction, the numerator of which shall be the positive excess, if any, of the Closing Market Value over the Signing Market Value (as such terms defined in the Purchase Agreement) and the denominator of which shall be the Signing Market Value. The Option shall be vested and exercisable on and after (i) the date hereof, as to 40,000 shares of Common Stock and (ii) the date which is nine years and six months from the Closing Date, as to the remainder of the number of shares of Common Stock subject to the Option (the "Remainder"), but shall be sooner exercisable as to the Remainder (i)(A) with respect to a number of shares of Common Stock equal to 140,000 shares of Common Stock, on the Earn Out Payment Date (as defined in the Purchase Agreement) if and only if the 1998/1999 EBITDA (as defined in the definition of 1998/1999 EBITDA in the Purchase Agreement) shall equal or exceed $11,000,000 but be less than $15,000,000, (B) in full, on the Earn Out Payment Date, if and only if the 1998/1999 EBITDA shall equal or exceed $15,000,000;
(ii) in full, on the date, if any, that the Employee's employment terminates hereunder by reason of death or Disability or by the Employee for Good Reason or by the Company without Due Cause (as said terms are hereinafter defined); and
(iii) in full, upon the occurrence of any Acceleration Event (as defined in the Purchase Agreement).

                  (b) Term of Option. Except as provided below, the term of the Option shall be ten years.

                  (i) In the event of a termination of employment of the Employee with the Company pursuant to Section 6.1, Section 6.2 or Section 6.4, the Option may be exercised by the Employee or, in the event of the Employee's death, her estate or legal representative during the remainder of the term of the Option; and

                  (ii) In the event of termination of the employment of the Employee with the Company (a) by the Company pursuant to Section 6.3 or (b) by the Employee during the Term, other than pursuant to Sections 6.1, 6.2 or 6.4, the Option shall not thereafter be exercisable.

                  (c) Adjustments. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities of Norton, issuance of warrants or other rights to purchase Common Stock, the Board of Directors shall, in good faith, adjust the number of shares of Common Stock (or other securities or property) subject to the Option, the exercise price with respect to any Option, or all of the foregoing.

                  (d) Stock Option Certificate. The Options shall be represented by a stock option certificate in the form of Exhibit A hereto and shall otherwise be subject to the terms and conditions of such stock option certificate.

                  (e) Registration of Shares. Norton shall, as promptly as practicable following the commencement of the Employee's employment hereunder, file a registration statement on Form S-8, or any successor to such Form, with respect to the shares of Common Stock covered by the Option.

            3.4 Bonus Options. During the Term, the Employee shall be eligible to receive Bonus Options (as defined in the Norton McNaughton, Inc. Bonus Option Plan for Senior Executives of JJ Acquisition Corp. (the "Executive Option Bonus Plan")) in accordance with the terms set forth in the Executive Option Bonus Plan, a copy of which is attached hereto as Exhibit B.

            4. Expense Reimbursement. During the Term, (i) the Company shall reimburse the Employee for all reasonable and necessary out-of-pocket expenses incurred by her in connection with the performance of her duties hereunder, upon the presentation of proper accounts therefor in accordance with Norton's policies and (ii) the Company shall pay for the benefit of the Employee all reasonable and necessary expenses incurred by her in the ordinary and usual course of business and in accordance with Norton's policies (in any case, as such policies are adopted from time to time by the Compensation Committee of Norton).

            5. Benefits.

            5.1 Benefit Plans. In addition to the benefits under Section 7.07 of the Purchase Agreement, during the Term, the Employee shall be entitled to participate in all employee benefit plans and programs offered by Norton or the Company for similarly situated executives and shall be entitled to equitable treatment in respect of new benefits, if any, to be received under such employee benefit plans and programs by similarly situated executives.

            5.2 Vacation. During the Term, the Employee shall be entitled to paid vacation in accordance with Norton's policy for its executive employees, but not less than five weeks.

            6. Termination of Employment.

            6.1 Death. In the event of the death of the Employee during the Term, the Company shall pay to the estate or other legal representative of the Employee (1) the base salary provided for in Section 3.1 accrued to the date of the Employee's death and not theretofore paid to the Employee, (2) a pro rata bonus in an amount equal to the product of (i) the Employee's most recent bonus, if any, paid under Section 3.2, and (ii)(A) the number of months (including partial months) worked during the year in which the Employee's date of death occurs, divided by (b) 12, and (3) Bonus Options in accordance with Section 4 of the Executive Option Bonus Plan. Rights and benefits of the estate or other legal representative of the Employee under the benefit plans and programs of the Company shall be determined in accordance with the provisions of such plans and programs. Neither the estate or other legal representative of the Employee nor the Company shall have any further rights or obligations under this Agreement except as provided in Section 3.3(b)(i).

            6.2 Disability. If during the Term the Employee shall become incapacitated by reason of physical or mental disability and shall be unable to perform her normal duties hereunder for a cumulative period of six (6) months in any period of twelve (12) consecutive months, the employment of the Employee hereunder may be terminated by the Company or the Employee upon notice to the other (a "Disability"). In the event of such termination, the Company shall pay to the Employee (1) the salary provided for in Section 3.1 accrued to the date of such termination and not theretofore paid to the Employee, (2) a pro rata bonus in an amount equal to the product of (i) the Employee's most recent bonus, if any, paid under Section 3.2, and (ii)(A) the number of months (including partial months) employed during the year in which the Employee's termination occurs, divided by (b) 12, and (3) Bonus Options in accordance with Section 4 of the Executive Option Bonus Plan. Rights and benefits of the Employee under the benefit plans and programs of the Company shall be determined in accordance with the provisions of such plans and programs. Neither the Employee nor the Company shall have any further rights or obligations under this Agreement, except as provided in Sections 3.3(b)(i), 7, 8, 9 and 10.

            6.3 Due Cause. The employment of the Employee hereunder may be terminated by the Company at any time during the Term for Due Cause (as hereinafter defined). In the event of such termination, the Company shall pay to the Employee the salary provided for in Section 3.1 accrued to the date of such termination and not theretofore paid to the Employee. Rights and benefits of the Employee under the benefit plans and programs of the Company shall be determined in accordance with the provisions of such plans and programs. After the satisfaction of any claim of the Company against the Employee incidental to such Due Cause, neither the Employee nor the Company shall have any further rights or obligations under this Agreement, except as provided in Sections 7, 8, 9 and 10. For purposes hereof, "Due Cause" shall mean the Employee's conviction or other adjudication of a felony or any crime or offense involving fraud that is materially injurious to the Company or Norton; provided, however, that the Employee shall be given written notice by a majority of the Board of Directors of the Company that it intends to terminate the Employee's employment for Due Cause under this Section, which written notice shall specify the act or acts upon the basis of which the majority of the Board of Directors of the Company intends so to terminate the Employee's employment, and the Employee shall then be given the opportunity, within fifteen (15) days of her receipt of such notice, to have a meeting with the Board of Directors of the Company to discuss such act or acts.

            6.4 Termination by the Employee with Good Reason or by the Company not for Due Cause. The Employee may at any time terminate her employment with the Company with Good Reason (as hereinafter defined). For purposes hereof, Good Reason shall mean (i) the breach by the Company of any material provision of this Agreement or of Section 7.12 of the Purchase Agreement, in any case, for a period of 30 days after written notice of such breach by the Employee to the Company; (ii) the failure of the Company to pay the Earn Out Payment (as defined in the Purchase Agreement) as and when such is due and payable in accordance with the terms of the Purchase Agreement, including any amounts payable under the Earn Out Letter of Credit (as defined in the Purchase Agreement); and (iii) the occurrence of an Acceleration Event (as defined in the Purchase Agreement). If the Company terminates the Employee's employment other than for disability pursuant to Section 6.2 or Due Cause pursuant to Section 6.3, or if the Employee terminates her employment for Good Reason pursuant to Section 6.4, the Employee shall be entitled (a) to continue to receive from the Company her base salary for the remainder of the Term and (b) to continue to participate for the remainder of the Term in all employee benefit plans and programs (including any bonus plan) in which the Employee participated on the date of termination.

            7. Confidential Information.

            7.1 The Employee shall, during the Term and for the two-year period thereafter (unless the Term terminates in accordance with Section 6.4, in which case the limits imposed on the Employee under this Section 7.1 shall expire on the date of such termination), treat as confidential and, except as required in the performance of her duties and responsibilities under this Agreement, not disclose, publish or otherwise make available to the public or to any individual, firm or corporation any confidential material (as hereinafter defined), except, on a need to know basis, to the Employee's attorney, accountant or personal advisor. The Employee agrees that all confidential material, together with all notes and records of the Employee relating thereto, and all copies or facsimiles thereof in the possession of the Employee, are the exclusive property of the Company and the Employee agrees to return such material to the Company promptly upon the termination of the Employee's employment with the Company.

            7.2 Subject to Section 7.12 of the Purchase Agreement, for the purposes hereof, the term "confidential material" shall mean all information acquired by the Employee in the course of the Employee's prior employment with any member of the Jeri-Jo Group and in the course of the Employee's employment with the Company in any way concerning the products, projects, activities, business or affairs of the Company, the Jeri-Jo Group, or Norton or and other subsidiary, direct or indirect, of Norton (the "Norton Group"), or the customers, suppliers or agents of the Company, the Jeri-Jo Group or any member of the Norton Group, including, without limitation, all information concerning trade secrets and the preparation of raw material for, manufacture of, or finishing processes utilized in the production of, the products or projects of the Company, any member of the Jeri-Jo Group or any member of the Norton Group or any improvements therein, all sales and financial information concerning the Company, any member of the Jeri-Jo Group or any member of the Norton Group, all customer and supplier lists, all information concerning projects in research and development or marketing plans for any such products or projects, and all information in any way concerning the products, projects, activities, business or affairs of customers of the Company, the Jeri-Jo Group or any member of the Norton Group which is furnished to the Employee by the Company or any of its employees (current or former), agents, customers or suppliers, as such; provided, however, that the term "confidential material" shall not include information which (a) becomes generally available to the public or the apparel industry in general other than as a result of a disclosure by the Employee, (b) was available to the Employee on a non-confidential basis prior to her employment with the Company, (c) becomes available to the Employee on a non-confidential basis from a source other than the Company or any of its agents, suppliers or customers, provided that the Employee has no knowledge that such source is not bound by a confidentiality agreement with the Company or any of such agents, customers or suppliers, or (d) if disclosed by the Employee would not have a significant detrimental effect on the business of the Company.

            8. Inventions. Subject to Section 7.12 of the Purchase Agreement and subject to the Employee's right to the registered trademark Rachel Max(R) (but subject to Section 7.15 of the Purchase Agreement) any and all material inventions, material innovations or material improvements ("inventions") made, developed or created by the Employee (whether at the request or suggestion of the Company or otherwise, whether alone or in conjunction with others, and whether during regular hours of work or otherwise) during the period of her employment with the Company which may be directly useful in, or relate to, the Business (as defined in the Purchase Agreement), shall be promptly and fully disclosed by the Employee to the Board of Directors of the Company and shall be the Company's exclusive property as against the Employee, and the Employee shall promptly deliver to an appropriate representative of the Company as designated by the Board of Directors all papers, drawings, models, data and other material relating to any inventions made, developed or created by her as aforesaid. The Employee shall, at the request of the Company and without any payment therefor, execute any documents necessary or advisable in the opinion of the Company's counsel to direct issuance of patents, trademarks or copyrights to the Company with respect to such inventions as are to be the Company's exclusive property as against the Employee or to vest in the Company title to such inventions as against the Employee. The expense of securing any such patent, trademark or copyright shall be borne by the Company.

            9. Non-Competition. The Employee acknowledges that the services to be rendered by her to the Company are of a special and unique character. In consideration of her employment hereunder, the Employee agrees, for the benefit of the Company, that she will not, during the period of her employment with the Company and thereafter for a period (the "Period") of two (2) years commencing on the date of termination of her employment with the Company (other than a termination by the Employee for Good Reason or by the Company not for Due Cause, in which case, the Period shall be the remainder of the Term following the date of such termination), (a) engage, directly or indirectly, whether as principal, agent, distributor, representative, consultant, employee, partner, stockholder, limited partner or other investor (other than an investment of not more than (i) five percent (5%) of the stock or equity of any corporation the capital stock of which is publicly traded or (ii) five percent (5%) of the ownership interest of any limited partnership or other entity) or otherwise, anywhere in the United States, in any business activity or business venture which is in competition with the Business (as defined in the Purchase Agreement), it being understood and agreed that ownership or operation of the business presently conducted by Creative Retailers, Inc. shall not be prohibited by this Section 9, (b) solicit or entice or endeavor to solicit or entice away from the Company or any member of the Norton Group any person who was an officer, employee or consultant of the Company, either for her own account or for any individual, firm or corporation, whether or not such person would commit any breach of his contract of employment by reason of leaving the service of the Company, and the Employee agrees not to employ, directly or indirectly, any person who was an officer or employee of the Company, or (c) solicit or entice or endeavor to solicit or entice away from the Company any supplier or customer of the Company, either for her own account or for any individual, firm or corporation, which, in any case would have a significant detrimental effect on the business of the Company.

            10. Equitable Relief, Etc.

            In the event of a breach or threatened breach by the Employee of any of the provisions of Sections 7, 8 or 9, the Employee hereby consents and agrees that the Company shall be entitled to an injunction or similar equitable relief from any court of competent jurisdiction restraining the Employee from committing or continuing any such breach or threatened breach or granting specific performance of any act required to be performed by the Employee under any of such provisions, without the necessity of showing any actual damage or that money damages would not afford an adequate remedy and without the necessity of posting any bond or other security. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies at law or in equity which it may have with respect to any such breach or threatened breach.

            11. Successors and Assigns.

            11.1 Assignment by the Company. The Company may not assign this Agreement or any part thereof without the prior written consent of the Employee.

            11.2 Assignment by the Employee. The Employee may not assign this Agreement or any part thereof without the prior written consent of a majority of the Board of Directors of the Company (other than the Employee if she is a member of such Board at the time); provided, however, that nothing herein shall preclude one or more beneficiaries of the Employee from receiving any amount that may be payable following the occurrence of her legal incompetency or her death and shall not preclude the legal representative of her estate from receiving such amount or from assigning any right hereunder to the person or persons entitled thereto under her will or, in the case of intestacy, to the person or persons entitled thereto under the laws of intestacy applicable to her estate. The term "beneficiaries", as used in this Agreement, shall mean a beneficiary or beneficiaries so designated to receive any such amount or, if no beneficiary has been so designated, the legal representative of the Employee (in the event of her incompetency) or the Employee's estate.

            12. Governing Law. This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York applicable to contracts to be performed entirely within such State.

            13. Entire Agreement. This Agreement contains all the understandings and representations between the parties hereto pertaining to the subject matter hereof. This Agreement supersedes all understandings and agreements, whether oral or in writing, if any, previously entered into by the Company or any member of Jeri-Jo Group with the Employee in any way relating to the employment of the Employee by the Company or by any member of the Jeri-Jo Group, all of which agreements and understandings are hereby terminated and all rights and entitlements thereunder are hereby waived and released.

            14. Amendment, Modification, Waiver. No provision of this Agreement may be amended or modified unless such amendment or modification is agreed to in writing and signed by the Employee and by a representative of the Company (other than the Employee) who have been duly authorized by the Board of Directors of the Company to do so (other than the Employee if she is a member of such Board at the time). Except as otherwise specifically provided in this Agreement, no waiver by either party hereto of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or any prior or subsequent time, nor shall the failure of or delay by either party hereto in exercising any right, power or privilege hereunder operate as a waiver thereof to preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.

            15. Notices. All notices, requests or instructions hereunder shall be in writing and delivered personally, sent by telecopy, sent by registered or certified mail, postage prepaid, or sent by Federal Express or any other nationally recognized overnight courier service, as follows:

            If to the Company:

                  c/o Norton McNaughton, Inc.
                  463 Seventh Avenue
                  New York, New York 10018
                  Attention:  President
                  Telecopy: (212) 563-2766

            with a copy to:

                  Haythe & Curley
                  237 Park Avenue
                  New York, New York 10017
                  Attention:  Bradley P. Cost, Esq.
                  Telecopy: (212) 682-0200

            If to the Employee:

                  Susan Schneider
                  c/o Friedman Alpren & Green LLP
                  1700 Broadway
                  New York, New York  10019
                  Attention:  Bruce A. Madnick, CPA
                  Telecopy No.:  (212) 265-4761

                  with a copy to:

                  Parker Chapin Flattau & Klimpl, LLP
                  1211 Avenue of the Americas
                  New York, New York 10036
                  Attention:  James Alterbaum, Esq.
                  Telecopy: (212) 704-6288

Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be deemed received on the date of delivery, if hand delivered, telecopied, or sent by Federal Express or any other recognized overnight courier service, and three (3) business days after the date of mailing, if mailed by registered or certified mail, return receipt requested.

            16. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or any breach thereof, shall, except as provided in Section 10, be settled by binding arbitration in accordance with the rules of the American Arbitration Association then in effect and judgment upon such award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration shall be held in New York, New York.

            17. Severability. Should any provision of this Agreement be held by a court or arbitration panel of competent jurisdiction to be enforceable only if modified, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties hereto with any such modification to become a part hereof and treated as though originally set forth in this Agreement. In any event, should one or more of the provisions of this Agreement be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and if such provision or provisions are not modified as provided above, this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been set forth herein.

            18. Authority. The Company and Norton represent and warrant to the Employee that the execution and delivery of this Agreement by the Company and the performance by the Company of its covenants and agreements hereunder have been duly authorized by all necessary corporate action and that this Agreement has been duly executed and delivered on behalf of the Company.

            19. Withholding. Anything to the contrary notwithstanding, all payments required to be made by the Company hereunder to the Employee or her beneficiaries, including her estate, shall be subject to withholding of such amounts relating to taxes as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation. In lieu of withholding such amounts, in whole or in part, the Company, may, in its sole discretion, accept other provision for payment of taxes as permitted by law, provided it is satisfied in its sole discretion that all requirements of law affecting its responsibilities to withhold such taxes have been satisfied.

            20. Subsidiaries, etc. The Employee shall be deemed to resign as an officer and, if applicable, director of the Company and of any parent, subsidiary or affiliate of the Company upon termination of her employment with the Company.

            21. Survivorship. The respective rights and obligations of the Employee and the Company hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

            22. Titles. Titles of the sections of this Agreement are intended solely for convenience and no provision of this Agreement is to be construed by reference to the title of any section.

            23. Counterparts. This Agreement may be executed in two or more counterpart copies, each of which shall be deemed to be an original and all of which taken together shall be deemed one document.


                         *          *          *

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                    JJ ACQUISITION CORP.



                                    By______________________________
                                      Name:   Peter Boneparth
                                      Title:  Vice Chairman


                                    EMPLOYEE


                                    ________________________________
                                    Name:  Susan Schneider

                                                                       EXHIBIT A

                             NORTON MCNAUGHTON, INC.

                            Stock Option Certificate


            Date of Grant:    _____ __, 1998

            Name of Optionee: Susan Schneider

            Number of Shares:

            Price Per Share:

            This is to certify that, effective on the date of grant specified above, the Board of Directors of Norton McNaughton, Inc. (the "Company") has granted to the above-named optionee (the "Optionee") an option to purchase from the Company, for the price per share set forth above, the number of shares of Common Stock, $.01 par value (the "Stock"), of the Company set forth above pursuant and subject to the terms of Section 3.3 of that certain Employment Agreement dated as of _____ __, 1998 by and between JJ Acquisition Corp. (now known as Jeri-Jo Knitwear, Inc.), a Delaware corporation and wholly owned subsidiary of the Company ("JJ"), and the Optionee (the "Plan"). This option is not intended to be treated as an "incentive stock option" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

            The terms and conditions of the option granted hereby, in addition to the terms and conditions contained in the Plan, are as follows:

            1. The price at which each share of Stock subject to this option may be purchased shall be the price set forth above, subject to any adjustments which may be made pursuant to Section 8 hereof.

            2. Subject to the terms and conditions set forth herein and in
Section 3.3 of the Plan, this option shall be exercisable (x) as to 40,000 shares of Stock, on the date hereof and (y) as to the remaining shares of Stock subject to this Option (the "Remainder"), beginning on the date which is nine years and six months from the date of grant, provided that this option shall be sooner exercisable as to the Remainder (i)(A) with respect to a number of shares of Stock equal to 140,000 shares of Stock, on the Earn Out Payment Date (as defined in the Purchase Agreement referred to in the Plan) if and only if the 1998/1999 EBITDA (as defined in the Purchase Agreement referred to in the Plan) shall equal or exceed $11,000,000 but be less than $15,000,000 and (B) in full, on the Earn Out Payment Date if and only if the 1998/1999 EBITDA shall equal or exceed $15,000,000; (ii) in full, on the date, if any, that the Employee's employment under the Plan terminates by reason of death or Disability or by the Optionee for Good Reason or by JJ without Due Cause (as said terms are defined in the Plan) and (iii) in full, upon the occurrence of an Acceleration Event (as defined in the Purchase Agreement referred to in the Plan).

            3. Subject to the terms and conditions set forth herein, the Optionee may exercise this option at any time as to all or any of the shares of Stock purchasable in accordance with Section 2 hereof by delivering to the Company written notice specifying:

              (i) the number of whole shares of Stock to be purchased together with payment in full of the aggregate option price of such shares, provided that this option may not be exercised for less than ten (10) shares of Stock or the number of shares of Stock remaining subject to option, whichever is smaller;

              (ii) the name or names in which the stock certificate or certificates are to be registered;

              (iii) the address to which dividends, notices, reports, etc. are to be sent; and

              (iv) the Optionee's social security number.

Only one stock certificate will be issued unless the Optionee otherwise requests in writing. Payment shall be in cash, or by certified or bank cashier's check payable to the order of the Company, free from all collection charges (including by means of a broker assisted simultaneous exercise and sale); provided, however, that payment may be made in shares of Stock owned by the Optionee having a market value on the date of exercise equal to the aggregate purchase price, or in a combination of cash and Stock. For purposes of this option and the Plan, the market value per share of Stock shall be the last sale price regular way on the date of reference, or, in case no sale takes place on such date, the average of the closing high bid and low asked prices regular way, in either case on the principal national securities exchange on which the Stock is listed or admitted to trading, or if the Stock is not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National

Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date, or the average of the closing high bid and low asked prices of the Stock in the over-the-counter market reported on NASDAQ on such date, whichever is applicable, or if there are no such prices reported on NASDAQ on such date, as furnished to the Stock Option Committee of the Board of Directors (the "Committee") by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee. If the Optionee so requests, shares of Stock purchased upon exercise of an option may be issued in the name of the Optionee or, provided that the Optionee pays any applicable taxes, another person. No Optionee shall be entitled to any rights as a stockholder of the Company in respect of any shares of Stock covered by this option until such shares of Stock shall have been paid for in full and issued to the Optionee.

           4. As soon as practicable after the Company receives payment for shares of Stock covered by this option, it shall deliver a certificate or certificates representing the shares of Stock so purchased to the Optionee. Such certificate shall be registered in the name of the Optionee, or, subject to
Section 3 hereof, in such other name or names as the Optionee shall request.

           5. This option is personal to the Optionee and during the Optionee's lifetime may be exercised only by the Optionee. This option shall not be transferable other than by will or the laws of descent and distribution.

           6. In the event that the Optionee's employment as an employee of the Company or of any Subsidiary or Parent (within the meaning of Sections 424(e) and 424(f) of the Code) (hereinafter the "Optionee's employment") is terminated for any reason prior to the time that this option has been fully exercised, this option shall be exercisable, if at all, as to any remaining vested shares of Stock subject hereto, only in accordance with the terms (x) hereof (including without limitation, Section 2 hereof) and (y) of Sections 3.3(a) and 3.3(b) of the Plan. Notwithstanding the foregoing, this option shall in no event be exercisable after the date of termination of such option specified in Section 2 hereof.

           7. This option does not confer on the Optionee any right to continue in the employ of the Company, any

Subsidiary or Parent, or interfere in any way with the right of the Company, any Subsidiary or Parent to determine the terms of the Optionee's employment.

           8. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Committee shall in good faith, adjust the number of shares of Stock (or other securities or property) subject to this option, the exercise price with respect to this option, or all of the foregoing.

           9. This option and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which shall be controlling.

           10. It shall be a condition to the obligation of the Company to issue shares of Stock upon exercise of this option, that the Optionee (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state or local income or other taxes.

           11. All notices hereunder to the Company shall be delivered or mailed to the following address:

                 Norton McNaughton, Inc.
                 463 Seventh Avenue
                 New York, New York 10018
                 Attention:  Chief Financial Officer

Such address for the service of notices may be changed at any time provided notice of such change is furnished in advance to the Optionee.

                                   NORTON MCNAUGHTON, INC.


                                   By______________________________________
                                     Name:  Peter Boneparth
                                     Title: President and Chief
                                            Operating Officer

                                                                       EXHIBIT B


                    NORTON MCNAUGHTON, INC. OPTION BONUS PLAN
                  FOR SENIOR EXECUTIVES OF JJ ACQUISITION CORP.


           1. Establishment. This Plan, which shall be known as the Norton McNaughton, Inc. Option Bonus Plan for Senior Executives of JJ Acquisition Corp. (the "Bonus Plan"), is hereby established by JJ Acquisition Corp. (the "Company") to provide incentives for senior executives providing services to the Company and to aid the Company in retaining such senior executives upon whose efforts the Company's success and future growth depends.

           2. Administration. The Bonus Plan shall be administered by the Board of Directors of the Company (the "Board"). For purposes of administration, the Board, subject to the terms of the Bonus Plan, shall have authority, acting in good faith, to establish such rules and regulations, to make such determinations and interpretations, and to take such other administrative actions as it deems necessary or advisable.

           3. Participants. The participants in the Plan shall be Susan Schneider, Leslie Schneider and Scott Schneider, in each case for so long as such individual is employed by the Company pursuant to an Employment Agreement to which this Bonus Plan is an Exhibit (each, a "Participant" and collectively, the "Participants"); provided, however, that nothing contained herein shall be construed as creating a guarantee of employment for any Participant.

           4. Bonus Options.

           4.1 Grant. In the event that EBITDA (as defined in the Agreement of Purchase and Sale by and among Jeri-Jo Knitwear Inc., Jamie Scott, Inc., the Stockholders of Jamie Scott, Inc., JJ Acquisition Corp. and Norton McNaughton, Inc. (the "Purchase Agreement")) attained by the Company in Year 1 or Year 2 (as defined in the Purchase Agreement, and each, a "Year") is equal to or in excess of $17,000,000, the Company shall cause to be granted to the Participants by the Board of Directors of Norton McNaughton, Inc. a Delaware corporation ("Norton"), options to purchase an aggregate of 50,000 (or such lesser number as shall be necessary to allocate such options in accordance with Section 4.2 below) shares of common stock, par value $.01 per share of Norton (the "Common Stock") in each Year that EBITDA in excess of $17,000,000 is so attained. In addition, for each $1,000,000 of EBITDA in excess of $17,000,000 attained by the Company in each of the Years, the Company shall cause to be granted to the Participants by the Board of Directors of Norton, options to purchase an aggregate of 30,000 (or such lesser number as shall be necessary to allocated such options in accordance with Section 4.2 below) shares of Common Stock. Any options granted as aforesaid shall be hereinafter referred to as "Bonus Options". The Bonus Options shall be granted, if at all, on the dates of delivery to the Company and Norton of the EBITDA Notice and EBITDA Statement (pursuant to Section 2.02(b)(i) of the Purchase Agreement) for the applicable Year and shall have an exercise price per share equal to the fair market value of the Common Stock on the date of grant.

           4.2 Allocation of Bonus Options. The Bonus Options shall be allocated 40% to Susan Schneider, 40% to Leslie Schneider and 20% to Scott Schneider, or in the case of the death of any such Participant during a Year, the estate of such Participant.

           4.3 Exercise. The Bonus Options shall be fully vested and exercisable on and after the date of grant.

           4.4 Term of Options. Except as provided below, the term of the Bonus Options shall be ten years.

                 (i) If a Participant's employment with the Company terminates pursuant to Section 6.1 of his or her Employment Agreement or is terminated by the Company or by the Participant pursuant to Section 6.2 of his or her Employment Agreement, is terminated by the Employee pursuant to Section 6.4 of his or her Employment Agreement, or terminated for any other reason (except as provided in clause (ii) below), the Bonus Options may be exercised by the Participant (or his or her estate or legal representative) within one (1) year after such termination; and

                 (ii) In the event of termination of the employment of a Participant (a) by the Company pursuant to Section 6.3 of his or her Employment Agreement or (b) by the Participant other than pursuant to Sections 6.1, 6.2 or
6.4 of his or her Employment Agreement, no Bonus Options shall be exercisable.

           4.5 Adjustments. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities of Norton, issuance of warrants or other rights to purchase Common Stock, the Board of Directors shall, in good faith adjust the number of shares of Common Stock (or other securities or property) subject to the Bonus Options, the exercise price with respect to any Bonus Options, or both.

           4.6 No Participant shall be entitled to Bonus Options for any Year of the Company subsequent to the Year in which his or her termination of employment (for any or no reason) occurs.

           4.7 In the event of termination of the employment of a Participant prior to the end of a Year, pursuant to his or her Employment Agreement, such Participant (or his or her estate or other legal representative) shall be granted such Bonus Options for such Year only as provided in this Section 4.7. The number of Bonus Options to which the Participant (or his or her estate or legal representative) shall be entitled for such Year (which shall be granted at the time that the Bonus Options are granted to the other Participants) shall be equal to the product of (x) the number of Bonus Options, if any, which would have been granted to the Participant pursuant to Sections 4.1 and 4.2 of this Bonus Plan for such Year if the employment of the Participant had not so terminated, multiplied by (y) a fraction, the numerator of which is the number of days from the beginning of such Year to the date of termination, and the denominator of which is 365. The terms and conditions of any such Bonus Options shall be as otherwise provided in this Section 4.

           4.8 If any portion of the Bonus Options shall not be allocated or granted by reason of this Section 4, such Bonus Options shall be retained by the Company or granted to other Participants or to new participants, all as determined by the Board, after good faith consideration of any recommended course of action submitted to the Board by the remaining Participants.

           4.9 Change of Control. In the event that there shall occur a Change of Control (as defined in the Purchase Agreement) during either of the Years, the Participants in this Bonus Plan shall be entitled to receive, in lieu of Bonus Options contemplated by Section 4.1 of this Bonus Plan (unless such Bonus Options have heretofore been granted, in which case such granted Bonus Options shall be retained), a number of Bonus Options (allocated as set forth in Section
4.2 above) equal to (i) in the event that the Change of Control occurs during Year 1, 100,000 Bonus Options or (ii) in the event that the Change of Control occurs during Year

2, 50,000 Bonus Options. The terms and conditions of any such Bonus Options shall be as otherwise provided in this Section 4.

                                                                     Exhibit B-2


                              EMPLOYMENT AGREEMENT

           AGREEMENT dated as of the ____ day of _____, 1998 by and between JJ ACQUISITION CORP., a Delaware corporation (the "Company"), and Leslie Schneider (the "Employee").

                              W I T N E S S E T H:

           WHEREAS, the Company, a wholly owned subsidiary of Norton McNaughton, Inc., a Delaware corporation ("Norton"), and certain other parties (which parties include the Employee) have entered into an Agreement of Purchase and Sale dated as of April 15, 1998 (the "Purchase Agreement"), providing, inter alia, for the purchase by the Company of substantially all of the assets of Jeri-Jo Knitwear Inc., a New York corporation ("J-J Knitwear") and Jamie Scott, Inc., a New York corporation ("Jamie Scott"; and together with J-J Knitwear and Jamie Scott, the "Jeri-Jo Group"); and

           WHEREAS, the Company desires to secure the employment of the Employee with the Company and the Employee desires to be employed by the Company.

           NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:

           1. Employment, Term.

           1.1 The Company agrees to employ the Employee, and the Employee agrees to serve in the employ of the Company, for the term set forth in Section 1.2, in the positions and with the responsibilities, duties and authority set forth in Section 2 and on the other terms and conditions set forth in this Agreement.

           1.2 The term of the Employee's employment under this Agreement (the "Term") shall commence on the date hereof and shall terminate on the second anniversary of the Closing Date (as defined in the Purchase Agreement) (the "Expiration Date"), unless sooner terminated in accordance with this Agreement.

           2. Positions, Duties. The Employee shall serve in the position of Vice President of the Company. The Employee shall perform, faithfully and diligently, such duties and shall have such other responsibilities, appropriate to said position, as shall be assigned to her from time to time by the Vice Chairman (the "Vice Chairman") (currently, Peter Boneparth); provided, however, that in any event said duties and responsibilities shall be consistent with the terms and provisions of Section 7.12 of the Purchase Agreement. The Employee shall report solely to the Vice Chairman (currently, Peter Boneparth), but if Mr. Boneparth changes titles with the Purchaser, then to Mr. Boneparth in such capacity. The Employee shall devote her complete and undivided attention to the performance of her duties and responsibilities hereunder during the normal working hours of executive employees of the Company. The Employee's services under this Agreement shall be performed principally at the executive offices and warehouses of the Company to be located, during the Term, in New York City and New Jersey, respectively (unless otherwise agreed between the Vice Chairman and the Employee).

           3. Compensation.

           3.1 Salary. During the Term, in consideration of the performance by the Employee of the services set forth in Section 2 and her observance of the other covenants set forth herein, the Company shall pay the Employee, and the Employee shall accept, a base salary at a rate of $400,000 per annum (which may be increased, but not decreased), payable in accordance with the standard payroll practices of the Company.

           3.2 Bonus. During the Term, in addition to the salary provided for in
Section 3.1 and the Bonus Plan described in Section 3.4, the Employee shall be eligible to participate, subject to the terms thereof, in any bonus plan for executives of Norton or the Company in effect during the Term.

           3.3 Stock Options.

                 (a) Grant. On the date hereof, Norton shall grant to the Employee, an option to purchase an aggregate number of shares of common stock, par value $.01 per share (the "Common Stock"), of Norton, at an exercise price per share equal to the Closing Market Value (as defined in the Purchase Agreement) (the "Option"), which number shall equal the sum of (i) 180,000 (the "Base Option Number") and (ii) a number (the "Additional Option Number") equal to the Base Option Number multiplied by a fraction, the numerator of which shall be the positive excess, if any, of the Closing Market Value over the Signing Market Value (as such terms defined in the Purchase Agreement) and the denominator of which shall be the Signing Market Value. The Option shall be vested and exercisable on and after (i) the date hereof, as to 40,000 shares of Common Stock and (ii) the date which is nine years and six months from the Closing Date, as to the remainder of the number of shares of Common Stock subject to the Option (the "Remainder"), but shall be sooner exercisable as to the Remainder (i)(A) with respect to a number of shares of Common Stock equal to 140,000 shares of Common Stock, on the Earn Out Payment Date (as defined in the Purchase Agreement) if and only if the 1998/1999 EBITDA (as defined in the definition of 1998/1999 EBITDA in the Purchase Agreement) shall equal or exceed $11,000,000 but be less than $15,000,000, (B) in full, on the Earn Out Payment Date, if and only if the 1998/1999 EBITDA shall equal or exceed $15,000,000;
(ii) in full, on the date, if any, that the Employee's employment terminates hereunder by reason of death or Disability or by the Employee for Good Reason or by the Company without Due Cause (as said terms are hereinafter defined); and
(iii) in full, upon the occurrence of any Acceleration Event (as defined in the Purchase Agreement).

                 (b) Term of Option. Except as provided below, the term of the Option shall be ten years.

                 (i) In the event of a termination of employment of the Employee with the Company pursuant to Section 6.1, Section 6.2 or Section 6.4, the Option may be exercised by the Employee or, in the event of the Employee's death, her estate or legal representative during the remainder of the term of the Option; and

                 (ii) In the event of termination of the employment of the Employee with the Company (a) by the Company pursuant to Section 6.3 or (b) by the Employee during the Term, other than pursuant to Sections 6.1, 6.2 or 6.4, the Option shall not thereafter be exercisable.


                 (c) Adjustments. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities of Norton, issuance of warrants or other rights to purchase Common Stock, the Board of Directors shall, in good faith, adjust the number of shares of Common Stock (or other securities or property) subject to the Option, the exercise price with respect to any Option, or all of the foregoing.

                 (d) Stock Option Certificate. The Options shall be represented by a stock option certificate in the form of Exhibit A hereto and shall otherwise be subject to the terms and conditions of such stock option certificate.

                 (e) Registration of Shares. Norton shall, as promptly as practicable following the commencement of the Employee's employment hereunder, file a registration statement on Form S-8, or any successor to such Form, with respect to the shares of Common Stock covered by the Option.

           3.4 Bonus Options. During the Term, the Employee shall be eligible to receive Bonus Options (as defined in the Norton McNaughton, Inc. Bonus Option Plan for Senior Executives of JJ Acquisition Corp. (the "Executive Option Bonus Plan")) in accordance with the terms set forth in the Executive Option Bonus Plan, a copy of which is attached hereto as Exhibit B.

           4. Expense Reimbursement. During the Term, (i) the Company shall reimburse the Employee for all reasonable and necessary out-of-pocket expenses incurred by her in connection with the performance of her duties hereunder, upon the presentation of proper accounts therefor in accordance with Norton's policies and (ii) the Company shall pay for the benefit of the Employee all reasonable and necessary expenses incurred by her in the ordinary and usual course of business and in accordance with Norton's policies (in any case, as such policies are adopted from time to time by the Compensation Committee of Norton).

           5. Benefits.

           5.1 Benefit Plans. In addition to the benefits under Section 7.07 of the Purchase Agreement, during the Term, the Employee shall be entitled to participate in all employee benefit plans and programs offered by Norton or the Company for similarly situated executives and shall be entitled to equitable treatment in respect of new benefits, if any, to be received under such employee benefit plans and programs by similarly situated executives.

           5.2 Vacation. During the Term, the Employee shall be entitled to paid vacation in accordance with Norton's policy for its executive employees, but not less than five weeks.

           6. Termination of Employment.

           6.1 Death. In the event of the death of the Employee during the Term, the Company shall pay to the estate or other legal representative of the Employee (1) the base salary provided for in Section 3.1 accrued to the date of the Employee's death and not theretofore paid to the Employee, (2) a pro rata bonus in an amount equal to the product of (i) the Employee's most recent bonus, if any, paid under Section 3.2, and (ii)(A) the number of months (including partial months) worked during the year in which the Employee's date of death occurs, divided by (b) 12, and (3) Bonus Options in accordance with Section 4 of the Executive Option Bonus Plan. Rights and benefits of the estate or other legal representative of the Employee under the benefit plans and programs of the Company shall be determined in accordance with the provisions of such plans and programs. Neither the estate or other legal representative of the Employee nor the Company shall have any further rights or obligations under this Agreement except as provided in Section 3.3(b)(i).

           6.2 Disability. If during the Term the Employee shall become incapacitated by reason of physical or mental disability and shall be unable to perform her normal duties hereunder for a cumulative period of six (6) months in any period of twelve (12) consecutive months, the employment of the Employee hereunder may be terminated by the Company or the Employee upon notice to the other (a "Disability"). In the event of such termination, the Company shall pay to the Employee (1) the salary provided for in Section 3.1 accrued to the date of such termination and not theretofore paid to the Employee, (2) a pro rata bonus in an amount equal to the product of (i) the Employee's most recent bonus, if any, paid under Section 3.2, and (ii)(A) the number of months (including partial months) employed during the year in which the Employee's termination occurs, divided by (b) 12, and (3) Bonus Options in accordance with Section 4 of the Executive Option Bonus Plan. Rights and benefits of the Employee under the benefit plans and programs of the Company shall be determined in accordance with the provisions of such plans and programs. Neither the Employee nor the Company shall have any further rights or obligations under this Agreement, except as provided in Sections 3.3(b)(i), 7, 8, 9 and 10.

           6.3 Due Cause. The employment of the Employee hereunder may be terminated by the Company at any time during the Term for Due Cause (as hereinafter defined). In the event of such termination, the Company shall pay to the Employee the salary provided for in Section 3.1 accrued to the date of such termination and not theretofore paid to the Employee. Rights and benefits of the Employee under the benefit plans and programs of the Company shall be determined in accordance with the provisions of such plans and programs. After the satisfaction of any claim of the Company against the Employee incidental to such Due Cause, neither the Employee nor the Company shall have any further rights or obligations under this Agreement, except as provided in Sections 7, 8, 9 and 10. For purposes hereof, "Due Cause" shall mean the Employee's conviction or other adjudication of a felony or any crime or offense involving fraud that is materially injurious to the Company or Norton; provided, however, that the Employee shall be given written notice by a majority of the Board of Directors of the Company that it intends to terminate the Employee's employment for Due Cause under this Section, which written notice shall specify the act or acts upon the basis of which the majority of the Board of Directors of the Company intends so to terminate the Employee's employment, and the Employee shall then be given the opportunity, within fifteen (15) days of her receipt of such notice, to have a meeting with the Board of Directors of the Company to discuss such act or acts.

           6.4 Termination by the Employee with Good Reason or by the Company not for Due Cause. The Employee may at any time terminate her employment with the Company with Good Reason (as hereinafter defined). For purposes hereof, Good Reason shall mean (i) the breach by the Company of any material provision of this Agreement or of Section 7.12 of the Purchase Agreement, in any case, for a period of 30 days after written notice of such breach by the Employee to the Company; (ii) the failure of the Company to pay the Earn Out Payment (as defined in the Purchase Agreement) as and when such is due and payable in accordance with the terms of the Purchase Agreement, including any amounts payable under the Earn Out Letter of Credit (as defined in the Purchase Agreement); and (iii) the occurrence of an Acceleration Event (as defined in the Purchase Agreement). If the Company terminates the Employee's employment other than for disability pursuant to Section 6.2 or Due Cause pursuant to Section 6.3, or if the Employee terminates her employment for Good Reason pursuant to Section 6.4, the Employee shall be entitled (a) to continue to receive from the Company her base salary for the remainder of the Term and (b) to continue to participate for the remainder of the Term in all employee benefit plans and programs (including any bonus plan) in which the Employee participated on the date of termination.

           7. Confidential Information.

           7.1 The Employee shall, during the Term and for the two-year period thereafter (unless the Term terminates in accordance with Section 6.4, in which case the limits imposed on the Employee under this Section 7.1 shall expire on the date of such termination), treat as confidential and, except as required in the performance of her duties and responsibilities under this Agreement, not disclose, publish or otherwise make available to the public or to any individual, firm or corporation any confidential material (as hereinafter defined), except, on a need to know basis, to the Employee's attorney, accountant or personal advisor. The Employee agrees that all confidential material, together with all notes and records of the Employee relating thereto, and all copies or facsimiles thereof in the possession of the Employee, are the exclusive property of the Company and the Employee agrees to return such material to the Company promptly upon the termination of the Employee's employment with the Company.

           7.2 Subject to Section 7.12 of the Purchase Agreement, for the purposes hereof, the term "confidential material" shall mean all information acquired by the Employee in the course of the Employee's prior employment with any member of the Jeri-Jo Group and in the course of the Employee's employment with the Company in any way concerning the products, projects, activities, business or affairs of the Company, the Jeri-Jo Group, or Norton or and other subsidiary, direct or indirect, of Norton (the "Norton Group"), or the customers, suppliers or agents of the Company, the Jeri-Jo Group or any member of the Norton Group, including, without limitation, all information concerning trade secrets and the preparation of raw material for, manufacture of, or finishing processes utilized in the production of, the products or projects of the Company, any member of the Jeri-Jo Group or any member of the Norton Group or any improvements therein, all sales and financial information concerning the Company, any member of the Jeri-Jo Group or any member of the Norton Group, all customer and supplier lists, all information concerning projects in research and development or marketing plans for any such products or projects, and all information in any way concerning the products, projects, activities, business or affairs of customers of the Company, the Jeri-Jo Group or any member of the Norton Group which is furnished to the Employee by the Company or any of its employees (current or former), agents, customers or suppliers, as such; provided, however, that the term "confidential material" shall not include information which (a) becomes generally available to the public or the apparel industry in general other than as a result of a disclosure by the Employee, (b) was available to the Employee on a non-confidential basis prior to her employment with the Company, (c) becomes available to the Employee on a non-confidential basis from a source other than the Company or any of its agents, suppliers or customers, provided that the Employee has no knowledge that such source is not bound by a confidentiality agreement with the Company or any of such agents, customers or suppliers, or (d) if disclosed by the Employee would not have a significant detrimental effect on the business of the Company.

           8. Inventions. Subject to Section 7.12 of the Purchase Agreement and subject to the Employee's right to the registered trademark Rachel Max(R) (but subject to Section 7.15 of the Purchase Agreement) any and all material inventions, material innovations or material improvements ("inventions") made, developed or created by the Employee (whether at the request or suggestion of the Company or otherwise, whether alone or in conjunction with others, and whether during regular hours of work or otherwise) during the period of her employment with the Company which may be directly useful in, or relate to, the Business (as defined in the Purchase Agreement), shall be promptly and fully disclosed by the Employee to the Board of Directors of the Company and shall be the Company's exclusive property as against the Employee, and the Employee shall promptly deliver to an appropriate representative of the Company as designated by the Board of Directors all papers, drawings, models, data and other material relating to any inventions made, developed or created by her as aforesaid. The Employee shall, at the request of the Company and without any payment therefor, execute any documents necessary or advisable in the opinion of the Company's counsel to direct issuance of patents, trademarks or copyrights to the Company with respect to such inventions as are to be the Company's exclusive property as against the Employee or to vest in the Company title to such inventions as against the Employee. The expense of securing any such patent, trademark or copyright shall be borne by the Company.

           9. Non-Competition. The Employee acknowledges that the services to be rendered by her to the Company are of a special and unique character. In consideration of her employment hereunder, the Employee agrees, for the benefit of the Company, that she will not, during the period of her employment with the Company and thereafter for a period (the "Period") of two (2) years commencing on the date of termination of her employment with the Company (other than a termination by the Employee for Good Reason or by the Company not for Due Cause, in which case, the Period shall be the remainder of the Term following the date of such termination), (a) engage, directly or indirectly, whether as principal, agent, distributor, representative, consultant, employee, partner, stockholder, limited partner or other investor (other than an investment of not more than (i) five percent (5%) of the stock or equity of any corporation the capital stock of which is publicly traded or (ii) five percent (5%) of the ownership interest of any limited partnership or other entity) or otherwise, anywhere in the United States, in any business activity or business venture which is in competition with the Business (as defined in the Purchase Agreement), it being understood and agreed that ownership or operation of the business presently conducted by Creative Retailers, Inc. shall not be prohibited by this Section 9, (b) solicit or entice or endeavor to solicit or entice away from the Company or any member of the Norton Group any person who was an officer, employee or consultant of the Company, either for her own account or for any individual, firm or corporation, whether or not such person would commit any breach of his contract of employment by reason of leaving the service of the Company, and the Employee agrees not to employ, directly or indirectly, any person who was an officer or employee of the Company, or (c) solicit or entice or endeavor to solicit or entice away from the Company any supplier or customer of the Company, either for her own account or for any individual, firm or corporation, which, in any case would have a significant detrimental effect on the business of the Company.

           10. Equitable Relief, Etc.

           In the event of a breach or threatened breach by the Employee of any of the provisions of Sections 7, 8 or 9, the Employee hereby consents and agrees that the Company shall be entitled to an injunction or similar equitable relief from any court of competent jurisdiction restraining the Employee from committing or continuing any such breach or threatened breach or granting specific performance of any act required to be performed by the Employee under any of such provisions, without the necessity of showing any actual damage or that money damages would not afford an adequate remedy and without the necessity of posting any bond or other security. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies at law or in equity which it may have with respect to any such breach or threatened breach.

           11. Successors and Assigns.

           11.1 Assignment by the Company. The Company may not assign this Agreement or any part thereof without the prior written consent of the Employee.

           11.2 Assignment by the Employee. The Employee may not assign this Agreement or any part thereof without the prior written consent of a majority of the Board of Directors of the Company (other than the Employee if she is a member of such Board at the time); provided, however, that nothing herein shall preclude one or more beneficiaries of the Employee from receiving any amount that may be payable following the occurrence of her legal incompetency or her death and shall not preclude the legal representative of her estate from receiving such amount or from assigning any right hereunder to the person or persons entitled thereto under her will or, in the case of intestacy, to the person or persons entitled thereto under the laws of intestacy applicable to her estate. The term "beneficiaries", as used in this Agreement, shall mean a beneficiary or beneficiaries so designated to receive any such amount or, if no beneficiary has been so designated, the legal representative of the Employee (in the event of her incompetency) or the Employee's estate.

           12. Governing Law. This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York applicable to contracts to be performed entirely within such State.

           13. Entire Agreement. This Agreement contains all the understandings and representations between the parties hereto pertaining to the subject matter hereof. This Agreement supersedes all understandings and agreements, whether oral or in writing, if any, previously entered into by the Company or any member of Jeri-Jo Group with the Employee in any way relating to the employment of the Employee by the Company or by any member of the Jeri-Jo Group, all of which agreements and understandings are hereby terminated and all rights and entitlements thereunder are hereby waived and released.

           14. Amendment, Modification, Waiver. No provision of this Agreement may be amended or modified unless such amendment or modification is agreed to in writing and signed by the Employee and by a representative of the Company (other than the Employee) who have been duly authorized by the Board of Directors of the Company to do so (other than the Employee if she is a member of such Board at the time).

Except as otherwise specifically provided in this Agreement, no waiver by either party hereto of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or any prior or subsequent time, nor shall the failure of or delay by either party hereto in exercising any right, power or privilege hereunder operate as a waiver thereof to preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.

           15. Notices. All notices, requests or instructions hereunder shall be in writing and delivered personally, sent by telecopy, sent by registered or certified mail, postage prepaid, or sent by Federal Express or any other nationally recognized overnight courier service, as follows:

           If to the Company:

                 c/o Norton McNaughton, Inc.
                 463 Seventh Avenue
                 New York, New York 10018
                 Attention:  President
                 Telecopy: (212) 563-2766

           with a copy to:

                 Haythe & Curley
                 237 Park Avenue
                 New York, New York 10017
                 Attention:  Bradley P. Cost, Esq.
                 Telecopy: (212) 682-0200

           If to the Employee:

                 Leslie Schneider
                 c/o Friedman Alpren & Green LLP
                 1700 Broadway
                 New York, New York  10019
                 Attention:  Bruce A. Madnick, CPA
                 Telecopy No.:  (212) 265-4761

                 with a copy to:

                 Parker Chapin Flattau & Klimpl, LLP
                 1211 Avenue of the Americas
                 New York, New York 10036
                 Attention:  James Alterbaum, Esq.
                 Telecopy: (212) 704-6288

Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be deemed received on the date of delivery, if hand delivered, telecopied, or sent by Federal Express or any other recognized overnight courier service, and three (3) business days after the date of mailing, if mailed by registered or certified mail, return receipt requested.

           16. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or any breach thereof, shall, except as provided in Section 10, be settled by binding arbitration in accordance with the rules of the American Arbitration Association then in effect and judgment upon such award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration shall be held in New York, New York.

           17. Severability. Should any provision of this Agreement be held by a court or arbitration panel of competent jurisdiction to be enforceable only if modified, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties hereto with any such modification to become a part hereof and treated as though originally set forth in this Agreement. In any event, should one or more of the provisions of this Agreement be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and if such provision or provisions are not modified as provided above, this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been set forth herein.

           18. Authority. The Company and Norton represent and warrant to the Employee that the execution and delivery of this Agreement by the Company and the performance by the Company of its covenants and agreements hereunder have been duly authorized by all necessary corporate action and that this Agreement has been duly executed and delivered on behalf of the Company.

           19. Withholding. Anything to the contrary notwithstanding, all payments required to be made by the Company hereunder to the Employee or her beneficiaries, including her estate, shall be subject to withholding of such amounts relating to taxes as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation. In lieu of withholding such amounts, in whole or in part, the Company, may, in its sole discretion, accept other provision for payment of taxes as permitted by law, provided it is satisfied in its sole discretion that all requirements of law affecting its responsibilities to withhold such taxes have been satisfied.

           20. Subsidiaries, etc. The Employee shall be deemed to resign as an officer and, if applicable, director of the Company and of any parent, subsidiary or affiliate of the Company upon termination of her employment with the Company.

           21. Survivorship. The respective rights and obligations of the Employee and the Company hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

           22. Titles. Titles of the sections of this Agreement are intended solely for convenience and no provision of this Agreement is to be construed by reference to the title of any section.

           23. Counterparts. This Agreement may be executed in two or more counterpart copies, each of which shall be deemed to be an original and all of which taken together shall be deemed one document.


                         *          *          *

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                   JJ ACQUISITION CORP.



                                   By____________________________________
                                     Name:   Peter Boneparth
                                     Title:  Vice Chairman


                                   EMPLOYEE


                                   ______________________________________
                                   Name:  Leslie Schneider

                                                                       EXHIBIT A


                             NORTON MCNAUGHTON, INC.

                            Stock Option Certificate


           Date of Grant:    _____ __, 1998

           Name of Optionee: Leslie Schneider

           Number of Shares:

           Price Per Share:

           This is to certify that, effective on the date of grant specified above, the Board of Directors of Norton McNaughton, Inc. (the "Company") has granted to the above-named optionee (the "Optionee") an option to purchase from the Company, for the price per share set forth above, the number of shares of Common Stock, $.01 par value (the "Stock"), of the Company set forth above pursuant and subject to the terms of Section 3.3 of that certain Employment Agreement dated as of _____ __, 1998 by and between JJ Acquisition Corp. (now known as Jeri-Jo Knitwear, Inc.), a Delaware corporation and wholly owned subsidiary of the Company ("JJ"), and the Optionee (the "Plan"). This option is not intended to be treated as an "incentive stock option" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

           The terms and conditions of the option granted hereby, in addition to the terms and conditions contained in the Plan, are as follows:

           1. The price at which each share of Stock subject to this option may be purchased shall be the price set forth above, subject to any adjustments which may be made pursuant to Section 8 hereof.

           2. Subject to the terms and conditions set forth herein and in
Section 3.3 of the Plan, this option shall be exercisable (x) as to 40,000 shares of Stock, on the date hereof and (y) as to the remaining shares of Stock subject to this Option (the "Remainder"), beginning on the date which is nine years and six months from the date of grant, provided that this option shall be sooner exercisable as to the Remainder (i)(A) with respect to a number of shares of Stock equal to 140,000 shares of Stock, on the Earn Out Payment Date (as defined in the Purchase Agreement referred to in the Plan) if and only if the 1998/1999 EBITDA (as defined in the Purchase Agreement referred to in the Plan) shall equal or exceed $11,000,000 but be less than $15,000,000 and (B) in full, on the Earn Out Payment Date if and only if the 1998/1999 EBITDA shall equal or exceed $15,000,000; (ii) in full, on the date, if any, that the Employee's employment under the Plan terminates by reason of death or Disability or by the Optionee for Good Reason or by JJ without Due Cause (as said terms are defined in the Plan) and (iii) in full, upon the occurrence of an Acceleration Event (as defined in the Purchase Agreement referred to in the Plan).

           3. Subject to the terms and conditions set forth herein, the Optionee may exercise this option at any time as to all or any of the shares of Stock purchasable in accordance with Section 2 hereof by delivering to the Company written notice specifying:

              (i) the number of whole shares of Stock to be purchased together with payment in full of the aggregate option price of such shares, provided that this option may not be exercised for less than ten (10) shares of Stock or the number of shares of Stock remaining subject to option, whichever is smaller;

              (ii) the name or names in which the stock certificate or certificates are to be registered;

              (iii) the address to which dividends, notices, reports, etc. are to be sent; and

              (iv) the Optionee's social security number.

Only one stock certificate will be issued unless the Optionee otherwise requests in writing. Payment shall be in cash, or by certified or bank cashier's check payable to the order of the Company, free from all collection charges (including by means of a broker assisted simultaneous exercise and sale); provided, however, that payment may be made in shares of Stock owned by the Optionee having a market value on the date of exercise equal to the aggregate purchase price, or in a combination of cash and Stock. For purposes of this option and the Plan, the market value per share of Stock shall be the last sale price regular way on the date of reference, or, in case no sale takes place on such date, the average of the closing high bid and low asked prices regular way, in either case on the principal national securities exchange on which the Stock is listed or admitted to trading, or if the Stock is not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National

Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date, or the average of the closing high bid and low asked prices of the Stock in the over-the-counter market reported on NASDAQ on such date, whichever is applicable, or if there are no such prices reported on NASDAQ on such date, as furnished to the Stock Option Committee of the Board of Directors (the "Committee") by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee. If the Optionee so requests, shares of Stock purchased upon exercise of an option may be issued in the name of the Optionee or, provided that the Optionee pays any applicable taxes, another person. No Optionee shall be entitled to any rights as a stockholder of the Company in respect of any shares of Stock covered by this option until such shares of Stock shall have been paid for in full and issued to the Optionee.

           4. As soon as practicable after the Company receives payment for shares of Stock covered by this option, it shall deliver a certificate or certificates representing the shares of Stock so purchased to the Optionee. Such certificate shall be registered in the name of the Optionee, or, subject to
Section 3 hereof, in such other name or names as the Optionee shall request.

           5. This option is personal to the Optionee and during the Optionee's lifetime may be exercised only by the Optionee. This option shall not be transferable other than by will or the laws of descent and distribution.

           6. In the event that the Optionee's employment as an employee of the Company or of any Subsidiary or Parent (within the meaning of Sections 424(e) and 424(f) of the Code) (hereinafter the "Optionee's employment") is terminated for any reason prior to the time that this option has been fully exercised, this option shall be exercisable, if at all, as to any remaining vested shares of Stock subject hereto, only in accordance with the terms (x) hereof (including without limitation, Section 2 hereof) and (y) of Sections 3.3(a) and 3.3(b) of the Plan. Notwithstanding the foregoing, this option shall in no event be exercisable after the date of termination of such option specified in Section 2 hereof.

           7. This option does not confer on the Optionee any right to continue in the employ of the Company, any

Subsidiary or Parent, or interfere in any way with the right of the Company, any Subsidiary or Parent to determine the terms of the Optionee's employment.

           8. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Committee shall in good faith, adjust the number of shares of Stock (or other securities or property) subject to this option, the exercise price with respect to this option, or all of the foregoing.

           9. This option and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which shall be controlling.

           10. It shall be a condition to the obligation of the Company to issue shares of Stock upon exercise of this option, that the Optionee (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state or local income or other taxes.

           11. All notices hereunder to the Company shall be delivered or mailed to the following address:

                 Norton McNaughton, Inc.
                 463 Seventh Avenue
                 New York, New York 10018
                 Attention:  Chief Financial Officer

Such address for the service of notices may be changed at any time provided notice of such change is furnished in advance to the Optionee.

                                   NORTON MCNAUGHTON, INC.


                                   By__________________________________
                                     Name:  Peter Boneparth
                                     Title: President and Chief
                                            Operating Officer

                                                                       EXHIBIT B


                    NORTON MCNAUGHTON, INC. OPTION BONUS PLAN
                  FOR SENIOR EXECUTIVES OF JJ ACQUISITION CORP.

           1. Establishment. This Plan, which shall be known as the Norton McNaughton, Inc. Option Bonus Plan for Senior Executives of JJ Acquisition Corp. (the "Bonus Plan"), is hereby established by JJ Acquisition Corp. (the "Company") to provide incentives for senior executives providing services to the Company and to aid the Company in retaining such senior executives upon whose efforts the Company's success and future growth depends.

           2. Administration. The Bonus Plan shall be administered by the Board of Directors of the Company (the "Board"). For purposes of administration, the Board, subject to the terms of the Bonus Plan, shall have authority, acting in good faith, to establish such rules and regulations, to make such determinations and interpretations, and to take such other administrative actions as it deems necessary or advisable.

           3. Participants. The participants in the Plan shall be Susan Schneider, Leslie Schneider and Scott Schneider, in each case for so long as such individual is employed by the Company pursuant to an Employment Agreement to which this Bonus Plan is an Exhibit (each, a "Participant" and collectively, the "Participants"); provided, however, that nothing contained herein shall be construed as creating a guarantee of employment for any Participant.

           4. Bonus Options.

           4.1 Grant. In the event that EBITDA (as defined in the Agreement of Purchase and Sale by and among Jeri-Jo Knitwear Inc., Jamie Scott, Inc., the Stockholders of Jamie Scott, Inc., JJ Acquisition Corp. and Norton McNaughton, Inc. (the "Purchase Agreement")) attained by the Company in Year 1 or Year 2 (as defined in the Purchase Agreement, and each, a "Year") is equal to or in excess of $17,000,000, the Company shall cause to be granted to the Participants by the Board of Directors of Norton McNaughton, Inc. a Delaware corporation ("Norton"), options to purchase an aggregate of 50,000 (or such lesser number as shall be necessary to allocate such options in accordance with Section 4.2 below) shares of common stock, par value $.01 per share of Norton (the "Common Stock") in each Year that EBITDA in excess of $17,000,000 is so attained. In addition, for each $1,000,000 of EBITDA in excess of $17,000,000 attained by the Company in each of the Years, the Company shall cause to be granted to the Participants by the Board of Directors of Norton, options to purchase an aggregate of 30,000 (or such lesser number as shall be necessary to allocated such options in accordance with Section 4.2 below) shares of Common Stock. Any options granted as aforesaid shall be hereinafter referred to as "Bonus Options". The Bonus Options shall be granted, if at all, on the dates of delivery to the Company and Norton of the EBITDA Notice and EBITDA Statement (pursuant to Section 2.02(b)(i) of the Purchase Agreement) for the applicable Year and shall have an exercise price per share equal to the fair market value of the Common Stock on the date of grant.

           4.2 Allocation of Bonus Options. The Bonus Options shall be allocated 40% to Susan Schneider, 40% to Leslie Schneider and 20% to Scott Schneider, or in the case of the death of any such Participant during a Year, the estate of such Participant.

           4.3 Exercise. The Bonus Options shall be fully vested and exercisable on and after the date of grant.

           4.4 Term of Options. Except as provided below, the term of the Bonus Options shall be ten years.

                 (i) If a Participant's employment with the Company terminates pursuant to Section 6.1 of his or her Employment Agreement or is terminated by the Company or by the Participant pursuant to Section 6.2 of his or her Employment Agreement, is terminated by the Employee pursuant to Section 6.4 of his or her Employment Agreement, or terminated for any other reason (except as provided in clause (ii) below), the Bonus Options may be exercised by the Participant (or his or her estate or legal representative) within one (1) year after such termination; and

                 (ii) In the event of termination of the employment of a Participant (a) by the Company pursuant to Section 6.3 of his or her Employment Agreement or (b) by the Participant other than pursuant to Sections 6.1, 6.2 or
6.4 of his or her Employment Agreement, no Bonus Options shall be exercisable.

           4.5 Adjustments. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities of Norton, issuance of warrants or other rights to purchase Common Stock, the Board of Directors shall, in good faith adjust the number of shares of Common Stock (or other securities or property) subject to the Bonus Options, the exercise price with respect to any Bonus Options, or both.

           4.6 No Participant shall be entitled to Bonus Options for any Year of the Company subsequent to the Year in which his or her termination of employment (for any or no reason) occurs.

           4.7 In the event of termination of the employment of a Participant prior to the end of a Year, pursuant to his or her Employment Agreement, such Participant (or his or her estate or other legal representative) shall be granted such Bonus Options for such Year only as provided in this Section 4.7. The number of Bonus Options to which the Participant (or his or her estate or legal representative) shall be entitled for such Year (which shall be granted at the time that the Bonus Options are granted to the other Participants) shall be equal to the product of (x) the number of Bonus Options, if any, which would have been granted to the Participant pursuant to Sections 4.1 and 4.2 of this Bonus Plan for such Year if the employment of the Participant had not so terminated, multiplied by (y) a fraction, the numerator of which is the number of days from the beginning of such Year to the date of termination, and the denominator of which is 365. The terms and conditions of any such Bonus Options shall be as otherwise provided in this Section 4.

           4.8 If any portion of the Bonus Options shall not be allocated or granted by reason of this Section 4, such Bonus Options shall be retained by the Company or granted to other Participants or to new participants, all as determined by the Board, after good faith consideration of any recommended course of action submitted to the Board by the remaining Participants.

           4.9 Change of Control. In the event that there shall occur a Change of Control (as defined in the Purchase Agreement) during either of the Years, the Participants in this Bonus Plan shall be entitled to receive, in lieu of Bonus Options contemplated by Section 4.1 of this Bonus Plan (unless such Bonus Options have heretofore been granted, in which case such granted Bonus Options shall be retained), a number of Bonus Options (allocated as set forth in Section
4.2 above) equal to (i) in the event that the Change of Control occurs during Year 1, 100,000 Bonus Options or (ii) in the event that the Change of Control occurs during Year

2, 50,000 Bonus Options. The terms and conditions of any such Bonus Options shall be as otherwise provided in this Section 4.

                                                                     Exhibit B-3


                              EMPLOYMENT AGREEMENT

           AGREEMENT dated as of the ____ day of _____, 1998 by and between JJ ACQUISITION CORP., a Delaware corporation (the "Company"), and Scott Schneider (the "Employee").

                              W I T N E S S E T H:

           WHEREAS, the Company, a wholly owned subsidiary of Norton McNaughton, Inc., a Delaware corporation ("Norton"), and certain other parties (which parties include the Employee) have entered into an Agreement of Purchase and Sale dated as of April 15, 1998 (the "Purchase Agreement"), providing, inter alia, for the purchase by the Company of substantially all of the assets of Jeri-Jo Knitwear Inc., a New York corporation ("J-J Knitwear") and Jamie Scott, Inc., a New York corporation ("Jamie Scott"; and together with J-J Knitwear and Jamie Scott, the "Jeri-Jo Group"); and

           WHEREAS, the Company desires to secure the employment of the Employee with the Company and the Employee desires to be employed by the Company.

           NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:

           1. Employment, Term.

           1.1 The Company agrees to employ the Employee, and the Employee agrees to serve in the employ of the Company, for the term set forth in Section 1.2, in the positions and with the responsibilities, duties and authority set forth in Section 2 and on the other terms and conditions set forth in this Agreement.

           1.2 The term of the Employee's employment under this Agreement (the "Term") shall commence on the date hereof and shall terminate on the second anniversary of the Closing Date (as defined in the Purchase Agreement) (the "Expiration Date"), unless sooner terminated in accordance with this Agreement.

           2. Positions, Duties. The Employee shall serve in the position of Vice President of the Company. The Employee shall perform, faithfully and diligently, such duties and shall have such other responsibilities, appropriate to said position, as shall be assigned to him from time to time by the Vice Chairman (the "Vice Chairman") (currently, Peter Boneparth); provided, however, that in any event said duties and responsibilities shall be consistent with the terms and provisions of Section 7.12 of the Purchase Agreement. The Employee shall report solely to the Vice Chairman (currently, Peter Boneparth), but if Mr. Boneparth changes titles with the Purchaser, then to Mr. Boneparth in such capacity. The Employee shall devote his complete and undivided attention to the performance of his duties and responsibilities hereunder during the normal working hours of executive employees of the Company. The Employee's services under this Agreement shall be performed principally at the executive offices and warehouses of the Company to be located, during the Term, in New York City and New Jersey, respectively (unless otherwise agreed between the Vice Chairman and the Employee).

           3. Compensation.

           3.1 Salary. During the Term, in consideration of the performance by the Employee of the services set forth in Section 2 and his observance of the other covenants set forth herein, the Company shall pay the Employee, and the Employee shall accept, a base salary at a rate of $250,000 per annum (which may be increased, but not decreased), payable in accordance with the standard payroll practices of the Company.

           3.2 Bonus. During the Term, in addition to the salary provided for in
Section 3.1 and the Bonus Plan described in Section 3.4, the Employee shall be eligible to participate, subject to the terms thereof, in any bonus plan for executives of Norton or the Company in effect during the Term.

           3.3 Stock Options.

                 (a) Grant. On the date hereof, Norton shall grant to the Employee, an option to purchase an aggregate number of shares of common stock, par value $.01 per share (the "Common Stock"), of Norton, at an exercise price per share equal to the Closing Market Value (as defined in the Purchase Agreement) (the "Option"), which number shall equal the sum of (i) 90,000 (the "Base Option Number") and (ii) a number (the "Additional Option Number") equal to the Base Option Number multiplied by a fraction, the numerator of which shall be the positive excess, if any, of the Closing Market Value over the Signing Market Value (as such terms defined in the Purchase Agreement) and the denominator of which shall be the Signing Market Value. The Option shall be vested and exercisable on and after (i) the date hereof, as to 20,000 shares of Common Stock and (ii) the date which is nine years and six months from the Closing Date, as to the remainder of the number of shares of Common Stock subject to the Option (the "Remainder"), but shall be sooner exercisable as to the Remainder (i)(A) with respect to a number of shares of Common Stock equal to 70,000 shares of Common Stock, on the Earn Out Payment Date (as defined in the Purchase Agreement) if and only if the 1998/1999 EBITDA (as defined in the definition of 1998/1999 EBITDA in the Purchase Agreement) shall equal or exceed $11,000,000 but be less than $15,000,000, (B) in full, on the Earn Out Payment Date, if and only if the 1998/1999 EBITDA shall equal or exceed $15,000,000;
(ii) in full, on the date, if any, that the Employee's employment terminates hereunder by reason of death or Disability or by the Employee for Good Reason or by the Company without Due Cause (as said terms are hereinafter defined); and
(iii) in full, upon the occurrence of any Acceleration Event (as defined in the Purchase Agreement).

                 (b) Term of Option. Except as provided below, the term of the Option shall be ten years.

                 (i) In the event of a termination of employment of the Employee with the Company pursuant to Section 6.1, Section 6.2 or Section 6.4, the Option may be exercised by the Employee or, in the event of the Employee's death, his estate or legal representative during the remainder of the term of the Option; and

                 (ii) In the event of termination of the employment of the Employee with the Company (a) by the Company pursuant to Section 6.3 or (b) by the Employee during the Term, other than pursuant to Sections 6.1, 6.2 or 6.4, the Option shall not thereafter be exercisable.


                 (c) Adjustments. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities of Norton, issuance of warrants or other rights to purchase Common Stock, the Board of Directors shall, in good faith, adjust the number of shares of Common Stock (or other securities or property) subject to the Option, the exercise price with respect to any Option, or all of the foregoing.

                 (d) Stock Option Certificate. The Options shall be represented by a stock option certificate in the form of Exhibit A hereto and shall otherwise be subject to the terms and conditions of such stock option certificate.

                 (e) Registration of Shares. Norton shall, as promptly as practicable following the commencement of the Employee's employment hereunder, file a registration statement on Form S-8, or any successor to such Form, with respect to the shares of Common Stock covered by the Option.

           3.4 Bonus Options. During the Term, the Employee shall be eligible to receive Bonus Options (as defined in the Norton McNaughton, Inc. Bonus Option Plan for Senior Executives of JJ Acquisition Corp. (the "Executive Option Bonus Plan")) in accordance with the terms set forth in the Executive Option Bonus Plan, a copy of which is attached hereto as Exhibit B.

           4. Expense Reimbursement. During the Term, (i) the Company shall reimburse the Employee for all reasonable and necessary out-of-pocket expenses incurred by him in connection with the performance of his duties hereunder, upon the presentation of proper accounts therefor in accordance with Norton's policies and (ii) the Company shall pay for the benefit of the Employee all reasonable and necessary expenses incurred by him in the ordinary and usual course of business and in accordance with Norton's policies (in any case, as such policies are adopted from time to time by the Compensation Committee of Norton).

           5. Benefits.

           5.1 Benefit Plans. In addition to the benefits under Section 7.07 of the Purchase Agreement, during the Term, the Employee shall be entitled to participate in all employee benefit plans and programs offered by Norton or the Company for similarly situated executives and shall be entitled to equitable treatment in respect of new benefits, if any, to be received under such employee benefit plans and programs by similarly situated executives.

           5.2 Vacation. During the Term, the Employee shall be entitled to paid vacation in accordance with Norton's policy for its executive employees, but not less than five weeks.

           6. Termination of Employment.

           6.1 Death. In the event of the death of the Employee during the Term, the Company shall pay to the estate or other legal representative of the Employee (1) the base salary provided for in Section 3.1 accrued to the date of the Employee's death and not theretofore paid to the Employee, (2) a pro rata bonus in an amount equal to the product of (i) the Employee's most recent bonus, if any, paid under Section 3.2, and (ii)(A) the number of months (including partial months) worked during the year in which the Employee's date of death occurs, divided by (b) 12, and (3) Bonus Options in accordance with Section 4 of the Executive Option Bonus Plan. Rights and benefits of the estate or other legal representative of the Employee under the benefit plans and programs of the Company shall be determined in accordance with the provisions of such plans and programs. Neither the estate or other legal representative of the Employee nor the Company shall have any further rights or obligations under this Agreement except as provided in Section 3.3(b)(i).

           6.2 Disability. If during the Term the Employee shall become incapacitated by reason of physical or mental disability and shall be unable to perform his normal duties hereunder for a cumulative period of six (6) months in any period of twelve (12) consecutive months, the employment of the Employee hereunder may be terminated by the Company or the Employee upon notice to the other (a "Disability"). In the event of such termination, the Company shall pay to the Employee (1) the salary provided for in Section 3.1 accrued to the date of such termination and not theretofore paid to the Employee, (2) a pro rata bonus in an amount equal to the product of (i) the Employee's most recent bonus, if any, paid under Section 3.2, and (ii)(A) the number of months (including partial months) employed during the year in which the Employee's termination occurs, divided by (b) 12, and (3) Bonus Options in accordance with Section 4 of the Executive Option Bonus Plan. Rights and benefits of the Employee under the benefit plans and programs of the Company shall be determined in accordance with the provisions of such plans and programs. Neither the Employee nor the Company shall have any further rights or obligations under this Agreement, except as provided in Sections 3.3(b)(i), 7, 8, 9 and 10.

           6.3 Due Cause. The employment of the Employee hereunder may be terminated by the Company at any time during the Term for Due Cause (as hereinafter defined). In the event of such termination, the Company shall pay to the Employee the salary provided for in Section 3.1 accrued to the date of such termination and not theretofore paid to the Employee. Rights and benefits of the Employee under the benefit plans and programs of the Company shall be determined in accordance with the provisions of such plans and programs. After the satisfaction of any claim of the Company against the Employee incidental to such Due Cause, neither the Employee nor the Company shall have any further rights or obligations under this Agreement, except as provided in Sections 7, 8, 9 and 10. For purposes hereof, "Due Cause" shall mean the Employee's conviction or other adjudication of a felony or any crime or offense involving fraud that is materially injurious to the Company or Norton; provided, however, that the Employee shall be given written notice by a majority of the Board of Directors of the Company that it intends to terminate the Employee's employment for Due Cause under this Section, which written notice shall specify the act or acts upon the basis of which the majority of the Board of Directors of the Company intends so to terminate the Employee's employment, and the Employee shall then be given the opportunity, within fifteen (15) days of his receipt of such notice, to have a meeting with the Board of Directors of the Company to discuss such act or acts.

           6.4 Termination by the Employee with Good Reason or by the Company not for Due Cause. The Employee may at any time terminate his employment with the Company with Good Reason (as hereinafter defined). For purposes hereof, Good Reason shall mean (i) the breach by the Company of any material provision of this Agreement or of Section 7.12 of the Purchase Agreement, in any case, for a period of 30 days after written notice of such breach by the Employee to the Company; (ii) the failure of the Company to pay the Earn Out Payment (as defined in the Purchase Agreement) as and when such is due and payable in accordance with the terms of the Purchase Agreement, including any amounts payable under the Earn Out Letter of Credit (as defined in the Purchase Agreement); and (iii) the occurrence of an Acceleration Event (as defined in the Purchase Agreement). If the Company terminates the Employee's employment other than for disability pursuant to Section 6.2 or Due Cause pursuant to Section 6.3, or if the Employee terminates his employment for Good Reason pursuant to Section 6.4, the Employee shall be entitled (a) to continue to receive from the Company his base salary for the remainder of the Term and (b) to continue to participate for the remainder of the Term in all employee benefit plans and programs (including any bonus plan) in which the Employee participated on the date of termination.

           7. Confidential Information.

           7.1 The Employee shall, during the Term and for the two-year period thereafter (unless the Term terminates in accordance with Section 6.4, in which case the limits imposed on the Employee under this Section 7.1 shall expire on the date of such termination), treat as confidential and, except as required in the performance of his duties and responsibilities under this Agreement, not disclose, publish or otherwise make available to the public or to any individual, firm or corporation any confidential material (as hereinafter defined), except, on a need to know basis, to the Employee's attorney, accountant or personal advisor. The Employee agrees that all confidential material, together with all notes and records of the Employee relating thereto, and all copies or facsimiles thereof in the possession of the Employee, are the exclusive property of the Company and the Employee agrees to return such material to the Company promptly upon the termination of the Employee's employment with the Company.

           7.2 Subject to Section 7.12 of the Purchase Agreement, for the purposes hereof, the term "confidential material" shall mean all information acquired by the Employee in the course of the Employee's prior employment with any member of the Jeri-Jo Group and in the course of the Employee's employment with the Company in any way concerning the products, projects, activities, business or affairs of the Company, the Jeri-Jo Group, or Norton or and other subsidiary, direct or indirect, of Norton (the "Norton Group"), or the customers, suppliers or agents of the Company, the Jeri-Jo Group or any member of the Norton Group, including, without limitation, all information concerning trade secrets and the preparation of raw material for, manufacture of, or finishing processes utilized in the production of, the products or projects of the Company, any member of the Jeri-Jo Group or any member of the Norton Group or any improvements therein, all sales and financial information concerning the Company, any member of the Jeri-Jo Group or any member of the Norton Group, all customer and supplier lists, all information concerning projects in research and development or marketing plans for any such products or projects, and all information in any way concerning the products, projects, activities, business or affairs of customers of the Company, the Jeri-Jo Group or any member of the Norton Group which is furnished to the Employee by the Company or any of its employees (current or former), agents, customers or suppliers, as such; provided, however, that the term "confidential material" shall not include information which (a) becomes generally available to the public or the apparel industry in general other than as a result of a disclosure by the Employee, (b) was available to the Employee on a non-confidential basis prior to his employment with the Company, (c) becomes available to the Employee on a non-confidential basis from a source other than the Company or any of its agents, suppliers or customers, provided that the Employee has no knowledge that such source is not bound by a confidentiality agreement with the Company or any of such agents, customers or suppliers, or (d) if disclosed by the Employee would not have a significant detrimental effect on the business of the Company.

           8. Inventions. Subject to Section 7.12 of the Purchase Agreement and subject to the Employee's right to the registered trademark Rachel Max(R) (but subject to Section 7.15 of the Purchase Agreement) any and all material inventions, material innovations or material improvements ("inventions") made, developed or created by the Employee (whether at the request or suggestion of the Company or otherwise, whether alone or in conjunction with others, and whether during regular hours of work or otherwise) during the period of his employment with the Company which may be directly useful in, or relate to, the Business (as defined in the Purchase Agreement), shall be promptly and fully disclosed by the Employee to the Board of Directors of the Company and shall be the Company's exclusive property as against the Employee, and the Employee shall promptly deliver to an appropriate representative of the Company as designated by the Board of Directors all papers, drawings, models, data and other material relating to any inventions made, developed or created by him as aforesaid. The Employee shall, at the request of the Company and without any payment therefor, execute any documents necessary or advisable in the opinion of the Company's counsel to direct issuance of patents, trademarks or copyrights to the Company with respect to such inventions as are to be the Company's exclusive property as against the Employee or to vest in the Company title to such inventions as against the Employee. The expense of securing any such patent, trademark or copyright shall be borne by the Company.

           9. Non-Competition. The Employee acknowledges that the services to be rendered by him to the Company are of a special and unique character. In consideration of his employment hereunder, the Employee agrees, for the benefit of the Company, that he will not, during the period of his employment with the Company and thereafter for a period (the "Period") of two (2) years commencing on the date of termination of his employment with the Company (other than a termination by the Employee for Good Reason or by the Company not for Due Cause, in which case, the Period shall be the remainder of the Term following the date of such termination), (a) engage, directly or indirectly, whether as principal, agent, distributor, representative, consultant, employee, partner, stockholder, limited partner or other investor (other than an investment of not more than (i) five percent (5%) of the stock or equity of any corporation the capital stock of which is publicly traded or (ii) five percent (5%) of the ownership interest of any limited partnership or other entity) or otherwise, anywhere in the United States, in any business activity or business venture which is in competition with the Business (as defined in the Purchase Agreement), it being understood and agreed that ownership or operation of the business presently conducted by Creative Retailers, Inc. shall not be prohibited by this Section 9, (b) solicit or entice or endeavor to solicit or entice away from the Company or any member of the Norton Group any person who was an officer, employee or consultant of the Company, either for his own account or for any individual, firm or corporation, whether or not such person would commit any breach of his contract of employment by reason of leaving the service of the Company, and the Employee agrees not to employ, directly or indirectly, any person who was an officer or employee of the Company, or (c) solicit or entice or endeavor to solicit or entice away from the Company any supplier or customer of the Company, either for his own account or for any individual, firm or corporation, which, in any case would have a significant detrimental effect on the business of the Company.

           10. Equitable Relief, Etc.

           In the event of a breach or threatened breach by the Employee of any of the provisions of Sections 7, 8 or 9, the Employee hereby consents and agrees that the Company shall be entitled to an injunction or similar equitable relief from any court of competent jurisdiction restraining the Employee from committing or continuing any such breach or threatened breach or granting specific performance of any act required to be performed by the Employee under any of such provisions, without the necessity of showing any actual damage or that money damages would not afford an adequate remedy and without the necessity of posting any bond or other security. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies at law or in equity which it may have with respect to any such breach or threatened breach.

           11. Successors and Assigns.

           11.1 Assignment by the Company. The Company may not assign this Agreement or any part thereof without the prior written consent of the Employee.

           11.2 Assignment by the Employee. The Employee may not assign this Agreement or any part thereof without the prior written consent of a majority of the Board of Directors of the Company (other than the Employee if he is a member of such Board at the time); provided, however, that nothing herein shall preclude one or more beneficiaries of the Employee from receiving any amount that may be payable following the occurrence of his legal incompetency or his death and shall not preclude the legal representative of his estate from receiving such amount or from assigning any right hereunder to the person or persons entitled thereto under his will or, in the case of intestacy, to the person or persons entitled thereto under the laws of intestacy applicable to his estate. The term "beneficiaries", as used in this Agreement, shall mean a beneficiary or beneficiaries so designated to receive any such amount or, if no beneficiary has been so designated, the legal representative of the Employee (in the event of his incompetency) or the Employee's estate.

           12. Governing Law. This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York applicable to contracts to be performed entirely within such State.

           13. Entire Agreement. This Agreement contains all the understandings and representations between the parties hereto pertaining to the subject matter hereof. This Agreement supersedes all understandings and agreements, whether oral or in writing, if any, previously entered into by the Company or any member of Jeri-Jo Group with the Employee in any way relating to the employment of the Employee by the Company or by any member of the Jeri-Jo Group, all of which agreements and understandings are hereby terminated and all rights and entitlements thereunder are hereby waived and released.

           14. Amendment, Modification, Waiver. No provision of this Agreement may be amended or modified unless such amendment or modification is agreed to in writing and signed by the Employee and by a representative of the Company (other than the Employee) who have been duly authorized by the Board of Directors of the Company to do so (other than the Employee if he is a member of such Board at the time).

Except as otherwise specifically provided in this Agreement, no waiver by either party hereto of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or any prior or subsequent time, nor shall the failure of or delay by either party hereto in exercising any right, power or privilege hereunder operate as a waiver thereof to preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.

           15. Notices. All notices, requests or instructions hereunder shall be in writing and delivered personally, sent by telecopy, sent by registered or certified mail, postage prepaid, or sent by Federal Express or any other nationally recognized overnight courier service, as follows:

           If to the Company:

                 c/o Norton McNaughton, Inc.
                 463 Seventh Avenue
                 New York, New York 10018
                 Attention:  President
                 Telecopy: (212) 563-2766

           with a copy to:

                 Haythe & Curley
                 237 Park Avenue
                 New York, New York 10017
                 Attention:  Bradley P. Cost, Esq.
                 Telecopy: (212) 682-0200

           If to the Employee:

                 Scott Schneider
                 c/o Friedman Alpren & Green LLP
                 1700 Broadway
                 New York, New York  10019
                 Attention:  Bruce A. Madnick, CPA
                 Telecopy No.:  (212) 265-4761

                 with a copy to:

                 Parker Chapin Flattau & Klimpl, LLP
                 1211 Avenue of the Americas
                 New York, New York 10036
                 Attention:  James Alterbaum, Esq.
                 Telecopy: (212) 704-6288

Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be deemed received on the date of delivery, if hand delivered, telecopied, or sent by Federal Express or any other recognized overnight courier service, and three (3) business days after the date of mailing, if mailed by registered or certified mail, return receipt requested.

           16. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or any breach thereof, shall, except as provided in Section 10, be settled by binding arbitration in accordance with the rules of the American Arbitration Association then in effect and judgment upon such award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration shall be held in New York, New York.

           17. Severability. Should any provision of this Agreement be held by a court or arbitration panel of competent jurisdiction to be enforceable only if modified, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties hereto with any such modification to become a part hereof and treated as though originally set forth in this Agreement. In any event, should one or more of the provisions of this Agreement be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and if such provision or provisions are not modified as provided above, this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been set forth herein.

           18. Authority. The Company and Norton represent and warrant to the Employee that the execution and delivery of this Agreement by the Company and the performance by the Company of its covenants and agreements hereunder have been duly authorized by all necessary corporate action and that this Agreement has been duly executed and delivered on behalf of the Company.

           19. Withholding. Anything to the contrary notwithstanding, all payments required to be made by the Company hereunder to the Employee or his beneficiaries, including his estate, shall be subject to withholding of such amounts relating to taxes as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation. In lieu of withholding such amounts, in whole or in part, the Company, may, in its sole discretion, accept other provision for payment of taxes as permitted by law, provided it is satisfied in its sole discretion that all requirements of law affecting its responsibilities to withhold such taxes have been satisfied.

           20. Subsidiaries, etc. The Employee shall be deemed to resign as an officer and, if applicable, director of the Company and of any parent, subsidiary or affiliate of the Company upon termination of his employment with the Company.

           21. Survivorship. The respective rights and obligations of the Employee and the Company hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

           22. Titles. Titles of the sections of this Agreement are intended solely for convenience and no provision of this Agreement is to be construed by reference to the title of any section.

           23. Counterparts. This Agreement may be executed in two or more counterpart copies, each of which shall be deemed to be an original and all of which taken together shall be deemed one document.


                         *          *          *

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                   JJ ACQUISITION CORP.



                                   By__________________________________
                                     Name:   Peter Boneparth
                                     Title:  Vice Chairman


                                   EMPLOYEE


                                   ____________________________________
                                   Name:  Scott Schneider

                                                                       EXHIBIT A


                             NORTON MCNAUGHTON, INC.

                            Stock Option Certificate


           Date of Grant:    _____ __, 1998

           Name of Optionee: Scott Schneider

           Number of Shares:

           Price Per Share:


           This is to certify that, effective on the date of grant specified above, the Board of Directors of Norton McNaughton, Inc. (the "Company") has granted to the above-named optionee (the "Optionee") an option to purchase from the Company, for the price per share set forth above, the number of shares of Common Stock, $.01 par value (the "Stock"), of the Company set forth above pursuant and subject to the terms of Section 3.3 of that certain Employment Agreement dated as of _____ __, 1998 by and between JJ Acquisition Corp. (now known as Jeri-Jo Knitwear, Inc.), a Delaware corporation and wholly owned subsidiary of the Company ("JJ"), and the Optionee (the "Plan"). This option is not intended to be treated as an "incentive stock option" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

           The terms and conditions of the option granted hereby, in addition to the terms and conditions contained in the Plan, are as follows:

           1. The price at which each share of Stock subject to this option may be purchased shall be the price set forth above, subject to any adjustments which may be made pursuant to Section 8 hereof.

           2. Subject to the terms and conditions set forth herein and in
Section 3.3 of the Plan, this option shall be exercisable (x) as to 20,000 shares of Stock, on the date hereof and (y) as to the remaining shares of Stock subject to this Option (the "Remainder"), beginning on the date which is nine years and six months from the date of grant, provided that this option shall be sooner exercisable as to the Remainder (i)(A) with respect to a number of shares of Stock equal to 70,000 shares of Stock, on the Earn Out Payment Date (as defined in the Purchase Agreement referred to in the Plan) if and only if the 1998/1999 EBITDA (as defined in the Purchase Agreement referred to in the Plan) shall equal or exceed $11,000,000 but be less than $15,000,000 and (B) in full, on the Earn Out Payment Date if and only if the 1998/1999 EBITDA shall equal or exceed $15,000,000; (ii) in full, on the date, if any, that the Employee's employment under the Plan terminates by reason of death or Disability or by the Optionee for Good Reason or by JJ without Due Cause (as said terms are defined in the Plan) and (iii) in full, upon the occurrence of an Acceleration Event (as defined in the Purchase Agreement referred to in the Plan).

           3. Subject to the terms and conditions set forth herein, the Optionee may exercise this option at any time as to all or any of the shares of Stock purchasable in accordance with Section 2 hereof by delivering to the Company written notice specifying:

              (i) the number of whole shares of Stock to be purchased together with payment in full of the aggregate option price of such shares, provided that this option may not be exercised for less than ten (10) shares of Stock or the number of shares of Stock remaining subject to option, whichever is smaller;

              (ii) the name or names in which the stock certificate or certificates are to be registered;

              (iii) the address to which dividends, notices, reports, etc. are to be sent; and

              (iv) the Optionee's social security number.

Only one stock certificate will be issued unless the Optionee otherwise requests in writing. Payment shall be in cash, or by certified or bank cashier's check payable to the order of the Company, free from all collection charges (including by means of a broker assisted simultaneous exercise and sale); provided, however, that payment may be made in shares of Stock owned by the Optionee having a market value on the date of exercise equal to the aggregate purchase price, or in a combination of cash and Stock. For purposes of this option and the Plan, the market value per share of Stock shall be the last sale price regular way on the date of reference, or, in case no sale takes place on such date, the average of the closing high bid and low asked prices regular way, in either case on the principal national securities exchange on which the Stock is listed or admitted to trading, or if the Stock is not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National

Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date, or the average of the closing high bid and low asked prices of the Stock in the over-the-counter market reported on NASDAQ on such date, whichever is applicable, or if there are no such prices reported on NASDAQ on such date, as furnished to the Stock Option Committee of the Board of Directors (the "Committee") by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee. If the Optionee so requests, shares of Stock purchased upon exercise of an option may be issued in the name of the Optionee or, provided that the Optionee pays any applicable taxes, another person. No Optionee shall be entitled to any rights as a stockholder of the Company in respect of any shares of Stock covered by this option until such shares of Stock shall have been paid for in full and issued to the Optionee.

           4. As soon as practicable after the Company receives payment for shares of Stock covered by this option, it shall deliver a certificate or certificates representing the shares of Stock so purchased to the Optionee. Such certificate shall be registered in the name of the Optionee, or, subject to
Section 3 hereof, in such other name or names as the Optionee shall request.

           5. This option is personal to the Optionee and during the Optionee's lifetime may be exercised only by the Optionee. This option shall not be transferable other than by will or the laws of descent and distribution.

           6. In the event that the Optionee's employment as an employee of the Company or of any Subsidiary or Parent (within the meaning of Sections 424(e) and 424(f) of the Code) (hereinafter the "Optionee's employment") is terminated for any reason prior to the time that this option has been fully exercised, this option shall be exercisable, if at all, as to any remaining vested shares of Stock subject hereto, only in accordance with the terms (x) hereof (including without limitation, Section 2 hereof) and (y) of Sections 3.3(a) and 3.3(b) of the Plan. Notwithstanding the foregoing, this option shall in no event be exercisable after the date of termination of such option specified in Section 2 hereof.

           7. This option does not confer on the Optionee any right to continue in the employ of the Company, any

Subsidiary or Parent, or interfere in any way with the right of the Company, any Subsidiary or Parent to determine the terms of the Optionee's employment.

           8. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Committee shall in good faith, adjust the number of shares of Stock (or other securities or property) subject to this option, the exercise price with respect to this option, or all of the foregoing.

           9. This option and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which shall be controlling.

           10. It shall be a condition to the obligation of the Company to issue shares of Stock upon exercise of this option, that the Optionee (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state or local income or other taxes.

           11. All notices hereunder to the Company shall be delivered or mailed to the following address:

                 Norton McNaughton, Inc.
                 463 Seventh Avenue
                 New York, New York 10018
                 Attention:  Chief Financial Officer


Such address for the service of notices may be changed at any time provided notice of such change is furnished in advance to the Optionee.

                                   NORTON MCNAUGHTON, INC.


                                   By_________________________________
                                     Name:  Peter Boneparth
                                     Title: President and Chief
                                            Operating Officer

                                                                       EXHIBIT B


                    NORTON MCNAUGHTON, INC. OPTION BONUS PLAN
                  FOR SENIOR EXECUTIVES OF JJ ACQUISITION CORP.

           1. Establishment. This Plan, which shall be known as the Norton McNaughton, Inc. Option Bonus Plan for Senior Executives of JJ Acquisition Corp. (the "Bonus Plan"), is hereby established by JJ Acquisition Corp. (the "Company") to provide incentives for senior executives providing services to the Company and to aid the Company in retaining such senior executives upon whose efforts the Company's success and future growth depends.

           2. Administration. The Bonus Plan shall be administered by the Board of Directors of the Company (the "Board"). For purposes of administration, the Board, subject to the terms of the Bonus Plan, shall have authority, acting in good faith, to establish such rules and regulations, to make such determinations and interpretations, and to take such other administrative actions as it deems necessary or advisable.

           3. Participants. The participants in the Plan shall be Susan Schneider, Leslie Schneider and Scott Schneider, in each case for so long as such individual is employed by the Company pursuant to an Employment Agreement to which this Bonus Plan is an Exhibit (each, a "Participant" and collectively, the "Participants"); provided, however, that nothing contained herein shall be construed as creating a guarantee of employment for any Participant.

           4. Bonus Options.

           4.1 Grant. In the event that EBITDA (as defined in the Agreement of Purchase and Sale by and among Jeri-Jo Knitwear Inc., Jamie Scott, Inc., the Stockholders of Jamie Scott, Inc., JJ Acquisition Corp. and Norton McNaughton, Inc. (the "Purchase Agreement")) attained by the Company in Year 1 or Year 2 (as defined in the Purchase Agreement, and each, a "Year") is equal to or in excess of $17,000,000, the Company shall cause to be granted to the Participants by the Board of Directors of Norton McNaughton, Inc. a Delaware corporation ("Norton"), options to purchase an aggregate of 50,000 (or such lesser number as shall be necessary to allocate such options in accordance with Section 4.2 below) shares of common stock, par value $.01 per share of Norton (the "Common Stock") in each Year that EBITDA in excess of $17,000,000 is so attained. In addition, for each $1,000,000 of EBITDA in excess of $17,000,000 attained by the Company in each of the Years, the Company shall cause to be granted to the Participants by the Board of Directors of Norton, options to purchase an aggregate of 30,000 (or such lesser number as shall be necessary to allocated such options in accordance with Section 4.2 below) shares of Common Stock. Any options granted as aforesaid shall be hereinafter referred to as "Bonus Options". The Bonus Options shall be granted, if at all, on the dates of delivery to the Company and Norton of the EBITDA Notice and EBITDA Statement (pursuant to Section 2.02(b)(i) of the Purchase Agreement) for the applicable Year and shall have an exercise price per share equal to the fair market value of the Common Stock on the date of grant.

           4.2 Allocation of Bonus Options. The Bonus Options shall be allocated 40% to Susan Schneider, 40% to Leslie Schneider and 20% to Scott Schneider, or in the case of the death of any such Participant during a Year, the estate of such Participant.

           4.3 Exercise. The Bonus Options shall be fully vested and exercisable on and after the date of grant.

           4.4 Term of Options. Except as provided below, the term of the Bonus Options shall be ten years.

                 (i) If a Participant's employment with the Company terminates pursuant to Section 6.1 of his or her Employment Agreement or is terminated by the Company or by the Participant pursuant to Section 6.2 of his or her Employment Agreement, is terminated by the Employee pursuant to Section 6.4 of his or her Employment Agreement, or terminated for any other reason (except as provided in clause (ii) below), the Bonus Options may be exercised by the Participant (or his or her estate or legal representative) within one (1) year after such termination; and

                 (ii) In the event of termination of the employment of a Participant (a) by the Company pursuant to Section 6.3 of his or her Employment Agreement or (b) by the Participant other than pursuant to Sections 6.1, 6.2 or
6.4 of his or her Employment Agreement, no Bonus Options shall be exercisable.

           4.5 Adjustments. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities of Norton, issuance of warrants or other rights to purchase Common Stock, the Board of Directors shall, in good faith adjust the number of shares of Common Stock (or other securities or property) subject to the Bonus Options, the exercise price with respect to any Bonus Options, or both.

           4.6 No Participant shall be entitled to Bonus Options for any Year of the Company subsequent to the Year in which his or her termination of employment (for any or no reason) occurs.

           4.7 In the event of termination of the employment of a Participant prior to the end of a Year, pursuant to his or her Employment Agreement, such Participant (or his or her estate or other legal representative) shall be granted such Bonus Options for such Year only as provided in this Section 4.7. The number of Bonus Options to which the Participant (or his or her estate or legal representative) shall be entitled for such Year (which shall be granted at the time that the Bonus Options are granted to the other Participants) shall be equal to the product of (x) the number of Bonus Options, if any, which would have been granted to the Participant pursuant to Sections 4.1 and 4.2 of this Bonus Plan for such Year if the employment of the Participant had not so terminated, multiplied by (y) a fraction, the numerator of which is the number of days from the beginning of such Year to the date of termination, and the denominator of which is 365. The terms and conditions of any such Bonus Options shall be as otherwise provided in this Section 4.

           4.8 If any portion of the Bonus Options shall not be allocated or granted by reason of this Section 4, such Bonus Options shall be retained by the Company or granted to other Participants or to new participants, all as determined by the Board, after good faith consideration of any recommended course of action submitted to the Board by the remaining Participants.

           4.9 Change of Control. In the event that there shall occur a Change of Control (as defined in the Purchase Agreement) during either of the Years, the Participants in this Bonus Plan shall be entitled to receive, in lieu of Bonus Options contemplated by Section 4.1 of this Bonus Plan (unless such Bonus Options have heretofore been granted, in which case such granted Bonus Options shall be retained), a number of Bonus Options (allocated as set forth in Section
4.2 above) equal to (i) in the event that the Change of Control occurs during Year 1, 100,000 Bonus Options or (ii) in the event that the Change of Control occurs during Year

2, 50,000 Bonus Options. The terms and conditions of any such Bonus Options shall be as otherwise provided in this Section 4.